Exhibit 10.34



                       ASSIGNMENT AND ASSUMPTION OF LEASES
                       -----------------------------------


             THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") is entered into as of the 12th day of November, 1996, by and between CEPHALON PROPERTY
MANAGEMENT, INC., a Delaware corporation ("Assignor") and NORTH AMERICAN VACCINE, INC., a Canadian corporation ("Assignee"). For good valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties covenant and agree as follows:

             1. ASSIGNMENT. Assignor hereby assigns, transfers and sets over unto Assignee, and Assignee hereby accepts, all of Assignor's right, title and interest in and to (i) that certain Lease dated December 28, 1990 and Addendum thereto, (ii) that certain Lease dated November 12, 1991 and Addendum thereto and (iii) that certain Lease dated March 20, 1992 and Addendum thereto, each as amended by that certain Amendment to Leases dated November 12, 1992 and by that certain letter dated December 29, 1992, copies of which are attached hereto as, respectively, Exhibits "A"-"E" and made a part hereof (collectively as amended, "Leases"), each between TR Muirkirk Corp., successor-in-interest to Muirkirk Manor Associates Limited Partnership, as landlord, and Assignor, assignee of Bio Science Contract Production Corp., as tenant, which Leases pertain to Suites 260, 270, 280 and 290, 9000 Virginia Manor Road, Park Place, Beltsville, Prince George's County, Maryland ("Premises"). This Assignment includes an assignment to Assignee of all rights in and to all security deposits paid by Assignor under the Leases, all allowances and amounts available for lessee improvements to the Premises, and all refunds of rent or additional rent paid by Assignor under the Leases.

             2. REPRESENTATIONS AND WARRANTIES. Assignor represents and warrants to Assignee that: (a) Assignor is the tenant under the Leases and the sole occupant of the Premises, (b) the Leases are the only leases or agreements whereby any person has been granted the right to use or occupy the Premises or any part thereof, (c) Assignor has not previously assigned the Leases or sublet the Premises and has received no notice of a prior assignment, hypothecation or pledge of the Leases or the rent payable thereunder, (d) there exists no default by Assignor or to Assignor's knowledge, the landlord, under the Leases, and, to the best of Assignor's knowledge, no event, fact or circumstance which, with the giving of notice or the passage of time, or both, would constitute a default thereunder, (e) the security deposits due under the Leases have been paid in full, the amount of the security deposits has not been reduced to Assignor's knowledge, and Assignor's interest in the security deposits has not been previously pledged, assigned or otherwise transferred, (f) the copies of the Leases which are attached hereto are true, correct and complete and constitute the entire agreement between Assignor and the landlord under the Leases, (g) there are no actions or proceedings, whether voluntary or involuntary, pending with respect to Assignor under any bankruptcy, insolvency, debt adjustment or similar law of the United States or any state thereof, (h) to Assignor's knowledge, the landlord under the Leases has fulfilled all of its representations, warranties and agreements under the Leases, and (i) the construction and installation of all "lessee improvements" to the Premises have been completed in all respects in accordance with the Leases, there are no payments due the landlord under the Leases or any other party from Assignor or due Assignor from the landlord under the Leases in connection with any such work, and the amount of $0.00 remains available for use in completing such work.

             3. PERFORMANCE. Assignor shall be responsible for the observance and performance of all agreements and obligations of the "Lessee" under the Leases arising prior to the Effective Date (defined below). Assignee, and not Assignor, shall be responsible for the observance and performance of all agreements and obligations of the "Lessee" under the Leases arising on or after the Effective Date.

             4. EFFECTIVE  DATE.   Notwithstanding  anything  to  the  contrary
contained herein, this Assignment shall not become effective until such date ("Effective Date"), if ever, that Assignor and Assignee (i) enter into an Assets Purchase Agreement providing for Assignee's acquisition of certain assets of Assignor located on the Premises and (ii) consummate the transactions contemplated thereunder.

             5. INDEMNITIES. Assignor shall defend, protect, indemnify and save harmless Assignee from and against any and all liabilities, suits, actions, losses, damages, costs and expenses, including, without limitation, counsel fees and court costs, suffered or incurred by Assignee resulting from or relating to any failure by Assignor to observe or perform any of its agreements or obligations under the Leases prior to the Effective Date. Assignee shall defend, protect, indemnify and save harmless Assignor and Cephalon, Inc. from and against any and all liabilities, suits, actions, losses, damages, costs and expenses, including, without limitation, counsel fees and court costs, suffered or incurred by Assignor or Cephalon, Inc. resulting from or relating to any failure by Assignee to observe or perform any of its agreements or obligations under the Leases accruing at or after the Effective Date.

             6. BINDING EFFECT; SUCCESSORS AND ASSIGNS. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

             7. FURTHER ASSURANCES. At Assignee's request, Assignor will execute and deliver such documents and instruments and take such other actions as may be requested reasonably from time to time by Assignee as necessary, appropriate or desirable to carry out, evidence and confirm the intended purposes of this Assignment.

             8. GOVERNING LAW. This Assignment shall be governed by and interpreted and enforced in accordance with the laws of the State of Maryland, without giving effect to conflicts or laws principles.

             IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first above written.


ATTEST:                              CEPHALON PROPERTY MANAGEMENT, INC.


/s/ Barbara S. Schilberg             By:/s/ J. Kevin Buchi
--------------------------              ---------------------
Name: Barbara S. Schilberg              Name: J. Kevin Buchi
      --------------------                    ---------------
Title: Assistant Secretary              Title: Vice President
       -------------------                    ---------------

(Corporate Seal)

ATTEST:                              NORTH AMERICAN VACCINE, INC.


/s/ Russell P. Wilson                By:/s/ Daniel J. Abdun-Nabi
---------------------                   ------------------------
Name: Russell P. Wilson                 Name: Daniel J. Abdun-Nabi
      ---------------------                   --------------------
Title: Assistant Secretary              Title: Senior Vice President
       -------------------                     - Legal Affairs
                                               ---------------------


(Corporate Seal)

                                   EXHIBIT "A"

                                   FIRST LEASE
                                   -----------

                                      LEASE
                                      -----

                                   (PARK PLACE)

         THIS LEASE, made as of this 28th day of December, 1990, by and between MUIRKIRK MANOR ASSOCIATES LIMITED PARTNERSHIP, a Maryland Limited partnership ("Lessor"), and BIO SCIENCE CONTRACT PRODUCTION CORP., a Maryland corporation, ("Lessee").


                              W I T N E S S E T H:
                              -------------------

         That in consideration of the rent and mutual covenants and agreements contained herein, and intending to be legally bound hereby, Lessor and Lessee agree as follows:

         1.   DEMISED PREMISES
              ----------------

              The Lessor leases to the Lessee all of that certain space described as Suite No. 290, 9000 Virginia Manor Road, containing approximately 14,200 square feet of gross leasable area, as is outlined in red on the plat attached to and made a part of this Lease as Exhibit "A" (the "Leased Premises"), and located in Park Place, Prince George's County, Maryland. Lessor shall construct and complete the Leased Premises in compliance with the plans and specifications set forth in Exhibit "B" attached hereto and made part hereof. "Delivery of Possession" of the Leased Premises by Lessor to Lessee shall be deemed to have been made when Lessor's architect certifies in writing that construction of the Leased Premises shall have been completed.

         2.   TERM
              ----

              The term (the  "Term")  of this  Lease  shall be for a term of Ten
(10) years, commencing on the 1st day of March, 1991, (the "Commencement Date") and shall expire on the last day of February, 2001. If the Term of the Lease does not begin on the date specified herein for reasons other than the fault of Lessee, then the expiration date shall be moved for the commensurate amount of the delay and the rent shall be prorated accordingly. If the term commences or ends in mid-month, the rent payable for that month (including, without limitation, Additional Rent) shall be prorated and paid on the date of commencement or termination.

         3.   RENT
              ----

              (a)  The rent (the "Base Rent") shall be:

            Year           Square Foot Rate
            ----           ----------------

              1                 $ 6.75
              2                 $ 7.75
              3                 $ 8.75
              4                 $ 9.50
              5                $ 10.00
              6                $ 10.30
              7                $ 10.61
              8                $ 10.93
              9                $ 11.26
             10                $ 11.59


The term "Lease Year" shall mean each twelve (12) month period during the term of this Lease commencing on the Commencement Date. The Base Rent shall be payable, in advance, in equal monthly installments, the first monthly installment to be due and payable on the Commencement Date and each subsequent monthly installment to be due and payable on the first day of each and every month thereafter during the term of this Lease.

              (b) All moneys payable by Lessee under the terms of this Lease, other than Base Rent, as adjusted from time to time, shall be deemed "Additional Rent."

              (c)  Lessee  shall make all  payments of Base Rent and  Additional
Rent on a timely basis, without demand and without deduction, setoff or counterclaim, except as expressly permitted in Paragraph 29(b) hereof. All payments of Rent and Additional Rent shall be made by good and valid check, payable to The Anastasi Stephens Group, Inc., agent, 4483 Forbes Boulevard, Lanham, Maryland 20706, or to such other party or to such other address as Lessor may designate from time to time by written notice to Lessee. If Lessor shall at any time or times accept Base Rent or Additional Rent after it shall become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute, or be construed as, a waive of any or all of Lessor's rights hereunder. If any payment of Base Rent or Additional Rent is not made within ten (10) days of when due, a late charge of five percent (5%) of the amount of such payment shall be imposed, Lessor shall be entitled to require the payment of Base Rent and Additional Rent by certified check if the check for any payment by Lessee shall be dishonored by its Bank.

              (d) Except for the obligations of Lessor expressly set forth herein, this Lease is a "net lease" and Lessor shall receive the Base Rent hereinabove provided as net income from the Leased Premises, not diminished by any imposition of any expenses or charges required to be paid to maintain and carry the Leased Premises or to continue the ownership of Lessor, other than payments under any mortgages now existing or hereafter created by Lessor, and Lessor is not and shall not be required to render any services of any kind to Lessee.

         4.   SECURITY DEPOSIT
              ----------------

              (a) Lessee has, simultaneously with the execution of this Lease, deposited with Lessor, in cash or by check subject to collection, the sum of Ten Thousand and No/100 Dollars ($10,000.00). Said deposit shall be held as security for the faithful performance by Lessee of the terms, covenants, provisions and conditions of this Lease. It is agreed that in the event Lessee defaults in respect to any of the terms, covenants, provisions and conditions of this Lease, including (but not limited to) the payment of Base Rent or Additional Rent, and fails to cure any such defaults within applicable grace periods, Lessor may use, apply or appropriate the whole or any part of the security so deposited to the extent required for the payment of any Base Rent or Additional Rent or for the curing of any defaults by Lessee hereunder pursuant to Paragraph 29 hereof;
provided, however, that no such use, application, or appropriation of the deposit shall be deemed to relieve Lessee of any breach of this Lease and shall be in addition to other remedies under this Lease.

              (b) Should the entire deposit or any portion thereof be appropriated and applied by Lessor under the foregoing provisions, then Lessee shall (upon the written demand of Lessor) forthwith remit to Lessor a sufficient amount in cash to restore said security to the original sum deposited, and Lessee's failure to do so within ten (10) days after receipt of such demand shall itself constitute an event of default under this Lease.

              (c) The security deposit (less any amounts applied as provided in subsection (a) above) shall be returned to Lessee within thirty (30) days after the date fixed as the end of the Term of this Lease and delivery of entire possession of the Leased Premises to Lessor.

              (d) In the event of a sale, leasing or other transfer of the land and building of which the Leased Premises forms a part, Lessor shall have the right to transfer the security and be released by Lessee from all liability for the return of such security deposit. Lessee shall look to the new Lessor solely for the return of said deposit. The provisions of this Paragraph 4(d) shall apply to every transfer or assignment made of the security deposit to a new Lessor.

              (e) Lessee covenants that it will not assign or encumber or attempt to assign to encumber the security deposited herein and that neither Lessor nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

              (f) Lessee shall not be entitled to any interest on the security deposit, and such funds need not be segregated or held as escrow by Lessor.

              (g) It is expressly understood and agreed that, in the event of any termination of this Lease or re-entry upon or reletting of the Leased Premises on account of any default on the part of Lessee under this Lease, then, and in such event, the deposit shall be retained and be subject to appropriation by Lessor until this Lease would, by its terms, have expired absent such default.

         5.   USE
              ---

              Lessee will use and occupy the Leased Premises solely for the purpose of Offices and operation of a vaccine research and production facility. The Leased Premises may not be used for any other purpose without the prior written consent of Lessor, which consent shall not be unreasonably withheld. The Leased Premises shall not be used for the storage, distribution or sale of any pornographic or "adult rated" materials. Lessee shall not use the Leased Premises for any purpose or activity which is noxious or unreasonably offensive because of the emission of noise, smoke, dust, vibration or odors. Tenant shall not use the plumbing facilities for any purpose injurious to same or dispose of any garbage or any other foreign substance therein, nor place a load on any floor in the Leased Premises exceeding the floor load of 250 per square foot which such floor was designed to carry, nor install, operate and/or maintain in the Leased Premises and heavy equipment which could cause injury to the Lease Premises, nor install, operate and/or maintain in the Leased Premises any electrical equipment which will overload the electrical system therein, or any part hereof, beyond its capacity for proper and safe operation as determined by the Lessor or which does not bear underwriter's approval. Lessee shall not use the Leased Premises in any manner or for any purpose which violates any rule, regulation, law, ordinance, or requirements of any governmental agency.

         6.   TAXES

              (a) As additional rent hereunder, at least thirty (30) days before any fine, penalty or interest or cost may be added thereto for the non-payment thereof (or sooner if elsewhere herein required), Lessee shall pay throughout the term of this Lease all levies, taxes, assessments, water and sewer rents and charges, liens, charges for public utilities and all other charges, imposts or burdens of whatsoever kind and nature which at any time during the term of this Lease may be assessed or imposed by any federal, state or municipal government or public authority, or under any law, ordinance regulation thereof or pursuant to any recorded covenants or agreements (all of which are hereinafter referred to as "Impositions"), upon or with respect to the Leased Premises, any improvements made thereto, or this Lease. Additionally, Lessee shall pay a proportionate share of any imposition which is not imposed upon the Leased Premises as a separate entity but which is imposed upon the land or the building or upon the appurtenances, leases, rents, transactions or documents relating to the lot or the building. Provided, however, that any imposition shall be apportioned for the first and last fiscal tax years covered by the term hereof. "Impositions" shall include, but not be limited to, any and all governmental or quasi-governmental levies, fees, assessments, taxes and charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, with respect to such land and building (excluding taxes paid on Lessor's income but including sales tax or excise tax imposed by any governmental authority upon the Base Rent payable by Lessee hereunder).

              (b) Notwithstanding the foregoing provisions of this Article 6, Lessor shall have the right, at its option, to require Lessee to pay to Lessor or to any mortgagee, at the time when the monthly installment of Base Rent is payable, an amount equal to one-twelfth (1/12) of the annual Impositions as estimated by Lessor. If Lessor elects to have Lessee make such payments, Lessee also shall pay to Lessor or to such mortgagee, as the case may be, at least thirty (30) days before any fine, penalty, interest or cost may be added thereto for the non-payment thereof, the amount by which the Impositions becoming due exceed the monthly installment payments on account thereof previously made by Lessee. Should Lessee's monthly installment payments on account of Lessee's share of Impositions for any tax year exceed the actual amount of Lessee's share of such Impositions, the excess amount shall be credited against Lessee's installments for Impositions thereafter becoming due. The amounts paid by Lessee pursuant to this paragraph (b) shall be used to pay the Impositions, but such amounts shall not be deemed to be trust funds and no interest shall be payable thereon.

              (c) During any part of the Term of this Lease which shall be less than a full tax fiscal year, any Taxes shall be pro rated on a daily basis between the parties, to the end that Lessee only shall pay its share of Taxes attributable to the portion of the tax fiscal years occurring within the term of this Lease.

              (d) Lessee shall pay promptly, and when due, all taxes, fees, licenses, assessments and other charges levied or imposed upon the business of the Tenant or upon any fixtures, furnishings or equipment in the Leased Premises.

              (e) If due to a future change in the method of taxation or in the taxing authority, a franchise, gross receipts, transit, rent or other tax or other governmental imposition, however designated, shall be levied against Lessor in substitution (in whole or in part) for, or in addition to, said "Impositions" as currently defined), then such franchise, gross receipts, transit, rent or other tax or governmental Impositions shall be deemed to be included within the definition of "Impositions" for the purposes of this Lease. The term "Impositions" also includes all costs reasonably incurred in any proceeding brought by Lessor to reduce said Taxes.

              (f) Lessor may institute any proceedings with respect to the assessed valuation of Park Place or any part thereof, and Lessee shall cooperate with, and participate in, any and all such proceedings. If, after Lessee shall have made the required payment of Taxes hereunder, Lessor shall receive a refund of any portion thereof, then, within thirty (30) days after Lessor's receipt of such refund, Lessor shall pay to Lessee Lessee's pro rata share of the amount of the refund, less all costs and expenses (including, but not limited to, attorneys' and appraiser' fees) expended for incurred in obtaining such refund. Lessee may not institute any proceedings with respect to the assessed valuation of Park Place or any part thereof.

         7.   UTILITIES
              ---------

         Starting with the Commencement Date and continuing throughout the Term of this Lease, Lessee shall be solely responsible for and shall pay, as and when the same become due and payable and as hereinafter provided, all rents, rates, costs and charges for water services, sewer service, electricity, gas, heat, steam, power, telephone (and other communication services), and any other utilities or services rendered or supplied to, upon or in connection with, or used or consumed within or in servicing, the Leased Premises, and all other utility costs and expenses involved in the use of the Leased Premises throughout the term of this Lease, and Lessee shall indemnify Lessor and save Lessor harmless against any costs liability or damages on such account. Unless otherwise agreed in writing by Lessor or Lessee, Lessee shall, promptly upon Delivery of Possession of the Leased Premises and at Lessee's own expense, pay for the installation of separate meters for all utilities servicing the Leased Premises and place said meters and related utility accounts in Lessee's own name. Lessee shall pay all separately metered charges to the respective public utility companies. With respect to each utility which is not separately metered for the Leased Premises, Lessee shall pay Lessor, as Additional Rent, Lessee's proportionate share of the total cost and fees therefore attributable to those areas of the warehouse/office buildings which are not separately metered.

         8.   COMMON AREA MAINTENANCE
              -----------------------

              (a) Subject to the provisions of this Lease, Lessor grants to Lessee, its employees, agents, customers and invitees during the Term hereof the non-exclusive use, in common with Lessor and other tenants and occupants of Park Place and their respective employees, agents, customers and invitees and in common with such others as Lessor may designate from time to time, of all non-allocated parking areas within Park Place for pedestrian and vehicular ingress and egress and the accommodation and parking areas within Park Place for pedestrian and vehicular ingress and egress and the accommodation and parking automobiles as required by the Lessee in conducting normal business activities of Lessee within the Leased Premises. Lessor reserves the right, however, to designate certain portions of the parking areas within Park Place for parking of trucks, vans, and other vehicles, and to designate for the specific account of Lessee, or other tenants in Park Place, specific parking areas or spaces constructed within Park Place. Notwithstanding anything contained in this Lease to the contrary, Lessor shall have the right, at any time and from time to time, to change the size, location and nature of the parking areas (so long as the number of parking spaces is not reduced) and/or other common areas within Park Place. All parking areas and related facilities which may be furnished by Lessor in or near the Leased Premises, including employee parking areas, truck way or ways, loading docks, pedestrian sidewalks and ramps, landscaped areas, and other areas and improvements which may be provided by Lessor for the general use, in common with Lessor and other tenants, and their respective employees, agents, customers and invitees, shall at all time be subject to the exclusive control and management of Lessor, and Lessor shall have the right, from time to time, to establish, modify and enforce reasonable rules and regulations with respect to all parking areas and other facilities and areas mentioned in this paragraph. Lessee agrees to abide by and conform with all such rules and regulations upon notice thereof and to cause its employees, agents, customers and invitees to do the same. Lessor shall have no liability to Lessee for use of the parking areas by Lessor or other tenants and occupants of Park Place and their respective employees, agents, customers, or other third parties. No provision of this Lease shall be construed as a demise to Lessee of the parking or any other common area) within Park Place. If any repairs (excluding repairs caused by Lessee's normal use) to the parking or other common areas within Park Place are necessitated by reason of any act or omission by Lessee or its employees, agents, customers or invitees, then, if Lessor chooses to do so, Lessor may make such repairs and Lessee shall promptly upon demand reimburse Lessor for the full costs to the extent same are not covered by Lessor's insurance, or at Lessor's option, Lessor may notify Lessee of the necessity for such repairs, and Lessee, at its cost and expense, shall, with due diligence, commence and complete to Lessor's satisfaction the repairs within ten (10) days of Lessee's receipt of such notice.

              (b) "Common Area Charges" means all of the costs and expenses which are incurred by Lessor with respect to operation, management, maintenance and security of the building including the parking and other designated common areas in Park Place and the exterior walls of the buildings in Park Place, and those areas of Park Place which house mechanical, electrical or other equipment or are otherwise determined from time to time by Lessor to be used in operating or maintaining Park Place. "Common Area Charges" include, but are not limited to, the cost of maintaining, repairing, and replacing and repaving (when necessary) the parking and other designated common areas; supplies, tools and materials purchased and/or used in connection with repairs, maintenance and/or replacements; wages, salaries, and fringe benefits of all employees of the Lessor for the portion of time they are directly engaged in the operation, maintenance and security of Park Place, including license and fees (but excluding wages, salaries and benefits of executive employees); removing snow, ice, and debris from the roadways and parking areas for Lessee's use during normal business hours; removal of customary and normal trash; maintaining and repairing or repainting (when necessary) directional signs, pavement markings, and parking lot striping; repairing and replacing (when necessary) outdoor lighting facilities; maintaining the grass and otherwise caring for the replanting (when necessary) all shrubbery and landscape areas; providing such security as Lessor, in its sole discretion, deems advisable; accounting and legal fees for common areas at Park Place; utilities, heating, ventilation and air-conditioning charges allocable to designated common areas and other building service areas.

              (c) Starting with the Commencement Date and continuing throughout the Terms of this Lease, Lessee shall pay Lessor in advance as hereinafter described and as Additional Rent, Lessee's Pro-Rata Share of all Common Area Charges for said period. "Lessee's Pro-Rata Share" shall be a fraction, the numerator of which shall be the floor area within the Leased Premises and the denominator of which shall be the total floor area within all buildings in Park Place. The Initial Lessee's Pro-Rata Share shall be 8%.

              (d) On or before the Commencement Date, on or before the end of each and every Lease year, and at such other time(s) as is deemed desirable by lessor in its sole discretion, Lessor shall forward to Lessee a "Common Area Charges Statement", which shall contain Lessor's latest estimate of the Common Area Charges for the then current or the then upcoming (as the case may be) Lease Year, and a statement of Lessee's Pro-Rata Share thereof. Landlord's failure to forward, or to timely forward, any Common Area Charges Statement shall not excuse Lessee from its liability for Lessee's Pro-Rata Share of Common Area Charges.

              (e) Each month during the Term of this Lease, along with each monthly installment of Base Rent, beginning with the Commencement Date, Lessee shall pay to Lessor, in advance, an amount equal to one-twelfth (1/12th) of Lessee's Pro-Rata Share of the Common Area Charges as set forth in the then latest Statement. If the Commencement Date is a day other than the first day of a calendar month, then the amount of Common Area Charges due for the first month and the last month of the Term shall be pro rated on the basis of a thirty (30) day month. As soon as practicable near the end of each and every Lease Year, but no later than 90 days after the end of the Lease year, Lessor shall submit to Lessee an "Actual Common Area Charges Statement" prepared by Lessor showing what the Common Area Charges for the then preceding Lease Year actually were. With the next monthly installment of Base Rent due after Lessee's receipt of such Statement, Lessee shall pay Lessor or Lessor shall credit Lessee, as the case may be the difference between Lessee's Pro-Rata Share of the actual Common Area Charges for said Lease Year as shown on said Statement and the total of all Common Area Charges paid by Lessee to Lessor for said Lease Year.

         9.   NON-LIABILITY OF LESSOR
              -----------------------

              (a) Except as otherwise expressly provided in this Lease or unless caused by the negligence or intentional misconduct of Lessor or Lessor's employees, agents and contractors while acting within the scope of their employment, Lessor shall not be responsible or liable to Lessee for any loss or damage to persons or property, or any interference or interruption of Lessee's use of the Leased Premises, that may be occasioned by (i) water, gas, steam, wind or the bursting, stoppage or leaking of any pipes, sewer or water lines, or other conduits, fixtures or equipment; (ii) the interruption of any utility services to the Leased Premises caused by the utility company; (iii) any repairs, alterations, maintenance or additions to the Leased Premises or land and building of which they are a part; (iv) any casualty; (v) theft or other criminal conduct; or (vi) the acts or omissions of persons occupying any space adjacent to the Leased Premises.

              (b) No provisions of this lease shall be deemed to confer any rights upon any persons or entities other than the parties to this Lease, permitted successors and assigns and mortgages.

              (c) Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed that there shall be absolutely no personal liability on the part of Lessor, including partners in Lessor and their respective successors and assigns, with respect to its performance or observance of any of the terms, covenants and conditions of this Lease, and that Lessee shall look solely to the equity of the Lessor in the land and building of which the Leased Premises form a part for the satisfaction of each and every remedy of Lessee in the event of any breach by Lessor of any of the terms, covenants and conditions of this Lease to be performed or observed by Lessor, such exculpation of personal liability to be absolute and without any exception whatsoever.

              (d) If Lessor shall fail to comply fully with any of its obligations under this Lease, Lessee may seek and enforce specific performance of the Lease against Lessor and pursue such other equitable remedies as may be available to Lessee. Notwithstanding the foregoing, the result of such action shall be subject to the provisions of Paragraph 9(c) hereof.

         10.  INDEMNITY
              ---------

              Lessee agrees to indemnify and save Lessor harmless from and against any and all claims, demands, costs and expenses (including, but not limited to, reasonable attorneys' fees and litigation costs) for, or in connection with, any accident, injury or damage whatsoever to any person or property (i) arising directly or indirectly out of Lessee's use or occupation of the Leased Premises, (ii) occurring in, on or about the Leased Premises or on the sidewalks adjoining the same, or (iii) arising directly or indirectly from any act or omission of Lessee or any of Lessee's licenses, servants, agents, employees or contractors. The foregoing indemnity shall not apply to any such claim or demand proximately caused by the negligence or misconduct of Lessor, or its employees, agents and contractors while acting within the scope of their employment.

         11.  LIABILITY INSURANCE
              -------------------

              (a) Lessee, at Lessee's sole expense, shall obtain and maintain in effect at all times starting with the Commencement Date and continuing throughout the term of this Lease, a policy or policies of comprehensive general public liability insurance, insuring Lessor, Lessor's mortgagee(s) and Lessee against any liability for injury, death or property damage occurring upon, in or about any part of the Leased Premises or any appurtenances thereto, affording protection to the limits of not less than One Million Dollars ($1,000,000.00) with respect to bodily injury or death of any one person, and not less than Three Million Dollars ($3,000,000.00) with respect to any one incident, and not less than Five Hundred Thousand Dollars ($500,000.00) with respect to property damage. The foregoing minimum limits may, at Lessor's option and upon thirty
(30) days' notice to Lessee, be increased from time to time to reflect inflation or changed conditions.

              (b) The insurance policy(ies) required to be procured by Lessee under this Lease:

              (i) Shall be issued by a reputable insurance company licensed to do business in the State of Maryland and shall have such form and content as shall be approved by Lessor.

              (ii)  Shall  be written  as  primary   policy   coverage  and  not
contributing with, or in excess of, any coverage which Lessor may carry.

              (iii) Shall have an endorsement thereto to the effect that no act or omission by Lessee shall affect the obligation of the insurer to pay Lessor the full amount of any loss sustained by Lessor and shall contain an express waiver of any right of subrogation by the insurance company against Lessor, its agents and employees.

              (iv)  Shall name Lessor as an additional named insured.

              (c) On or before the Commencement Date, and at least fifteen (15) days before the expiration date of the policy, Lessee shall deliver to Lessor a certificate of insurance evidencing the existence and good standing of the liability policy referred to in Paragraph 11(a), together with evidence of payment of all premiums. The insurance required to be carried under this Lease may be carried under a blanket policy covering the Leased Premises and other locations of Lessee. The insurance policy required to be carried by Lessee shall provide that such insurance policy shall not be canceled unless Lessor and Lessor's mortgagee(s) shall have received thirty (30) days' prior written notice of cancellation. In the event that Lessee shall, prior to the thirtieth (30th) day before any insurance policy will lapse or terminate, fail to furnish evidence of the coverage and pay the premium therefor for a period not exceeding one year, and the premiums so paid by Lessor shall be payable by Lessee, on demand, as Additional Rent.

         12.  HAZARD INSURANCE
              ----------------

              (a) Starting with the Commencement Date and continuing throughout the Term of this Lease, Lessee shall pay to Lessor, or such other party as Lessor shall designate by written notice to Lessee, as Additional Rent, Lessee's Pro-Rata Share, as defined in Paragraph 12(e) hereof, of the premiums and other charges (the "Premiums") that may be incurred or contracted for or by Lessor for fire and casualty insurance coverage for the land and buildings of which the Leased Premises form a part, including protection from such perils as may be insured against under a broad form extended coverage endorsement or on all risk of physical loss policy, and further including loss of rental coverage in an amount equal to the Rent for one (1) Lease Year. The premiums for all insurance to be obtained by Lessor under this Paragraph 12(a) shall be reasonably competitive with the premiums charged for similar insurance protection by reputable insurers for comparable properties. Lessee agrees that it will not store gasoline or other explosive, flammable or toxic material in the Leased Premises or do anything which may cause Lessor's insurance company to void the policy covering the Leased Premises or to increase the premium thereon, and that

Lessee will immediately conform to all rules and regulations from time to time made or established by Lessor's insurance company or insurance rating bureau. Lessor will do everything reasonably possible and consistent with the conduct of Lessee's business to obtain the lowest possible rates for insurance on the Leased Premises. If, however, the cost to Lessor of obtaining insurance on the Leased Premises (or the building which the Leased Premises are located) is increased due to the Lessee's occupancy thereof, and the Lessor's insurer provides evidence that said increase is the direct cause of Lessee's occupancy, Lessee agrees to pay, promptly upon demand, as additional rental, any such increase.

              (b) On or before the Commencement Date and before the due date of each and every bill for the Premiums, Lessor shall forward to Lessee an "Insurance Statement" which shall contain an estimated statement of the amount due from Lessee from time to time as Lessee's Pro-Rata Share of the Premiums. Lessor's failure to forward, or to timely forward, any Insurance Statement shall not excuse Lessee from its liability for Lessee's Pro-Rata Share of the Premiums.

              (c) Each and every month during the Term of this Lease, along with its monthly installment of Fixed Rent, beginning on the Commencement Date, Lessee shall pay Lessor an amount equal to one-twelfth (1/12) of Lessee's Pro-Rata Share of the Premiums as set forth in the then latest Insurance Statement, which shall be credited toward Lessee's Pro-Rata Share of the Premiums when the same are due and payable. Should Lessee's monthly installment payments on account of Lessee's Pro-Rata Share of the Premiums for the period to which the Premiums relate exceed the actual amount of Lessee's Pro Rata Share of such Premiums, the excess amount shall be credited against Lessee's installments for Premiums thereafter becoming due. If the Commencement Date is other than the first day of a period to which the Premiums relate, then the installments of the Premiums due from the Lessee shall be pro rated on the basis of a thirty (30) day month.

              (d) Notwithstanding the provisions of Paragraph 12(c) above, Lessor may, upon ten (10) days' written notice to Lessee, require Lessee to pay Lessee's Pro- Rata Share of the necessary increased Premiums due to Lessee's occupancy at such times as the Premiums are due and payable to the respective insurance company or companies or in such manner as is required of Lessor under any mortgage, whether such payments be in lump sum or other installments.

                  (e) Lessee's Pro-Rata of the Premiums shall be of all the Premiums due for the land and building of which the Leased Premises form a part. As used in this Paragraph 12, "Lessee's Pro Rata Share" shall be a fraction, the numerator of which shall be the floor area within the Leased Premises and the denominator of which shall be the total floor area within the building of which the Leased Premises form a part.

              (f) Lessor hereby releases Lessee from any liability and responsibility to Lessor to anyone claiming through or under Lessor by way of subrogation or otherwise, for any and all loss or damage to the Leased Premises caused by fire or any casualty covered by insurance to the extent insurance proceeds are received therefor, even if such fire or other casualty shall have been caused by the fault or negligence of Lessee, or anyone for whom Lessee may have been responsible. Lessor's insurance policies shall include appropriate clauses (i) waiving all rights of subrogation against Lessee with respect to losses payable under such policies, and (ii) agreeing that such policies shall not be invalidated should the insured waive in writing prior to a loss any and all rights of recovery against the other party hereto for losses covered by such policies.

         13.  DAMAGE TO THE DEMISED PREMISES
              ------------------------------

              (a) In the event of partial or total damage or destruction of the Leased Premises by fire, other casualty, or any cause whatsoever (except condemnation), Lessee shall give immediate notice to Lessor. If the damage or destruction is insured against by Lessor, this Lease shall continue in full force and effect, and, to the extent that insurance proceeds respecting such damage or destruction are subject to being utilized and, in fact, may be utilized by Lessor for repair, Lessor shall cause such damage or destruction to be repaired with reasonable speed at the expense of Lessor, except as otherwise hereinafter provided in this Paragraph 13. If in the reasonable opinion of Lessor the damage or destruction is such that repair thereof cannot reasonably be completed within ninety (90) days of the date the damage or destruction occurs, Lessor shall have the right to terminate this Lease by the giving of written notice to such effect to Lessee within thirty (30) days of the date of Lessor's receipt of Lessee's notice of damage or destruction. In no event shall Lessor be required to restore or repair Lessee's personal property or other contents within the Leased Premises. Due allowance shall be made for reasonable delay which may arise by reason of Lessor's adjustment of loss under insurance policies and on account of labor troubles or any other cause beyond Lessor's control. To the extent that the Leased Premises are rendered untenantable, the Rent and Additional Rent shall proportionately abate. If the damage or destruction is not covered by insurance maintained by Lessor or if insurance proceeds respecting the damage or destruction are not subject to being utilized for repair and, in fact, may be not so utilized, Lessor shall not be required to repair the damage or destruction. In the event the damage or destruction is so extensive to the building of which the Leased Premises are a part as to render it uneconomical, in Lessor's opinion, to restore the Leased Premises, the Lease, at the option of Lessor, shall be terminated upon written notice to Lessee and Lessee shall immediately thereafter vacate the Leased Premises and surrender the same to Lessor. No such termination shall release Lessee from any liability to Lessor from any of the obligations or duties imposed on Lessee under this Lease prior to the damage. Upon any termination of this Lease pursuant to his Paragraph 13(a), Rent and Additional Rent shall be prorated and adjusted to the date of such termination.

              (b) Lessee hereby waives any and all right of recovery which it might otherwise have against Lessor, its agents and employees, for loss or damage to Lessee's contents, furniture, furnishings, fixtures and other property removable by Lessee under the provisions of this Lease to the extent that the same is to be covered by Lessee's insurance thereunder, except where such loss or damage may result from the negligence of fault of Lessor, its agents, employees or contractors.

         14.  EMINENT DOMAIN
              --------------

              (a) If during the term of this Lease, the Leased Premises, or such a substantial portion of the Leased Premises as shall prevent Lessee from conducting its normal business, shall be taken by proper authority for public or quasi-public use, then Lessee may terminate this Lease by giving Lessor written notice of termination within thirty (30) days after receipt of notice of the taking, and Lessee's obligation to pay rent, taxes, and other charges shall terminate as of the date of the termination notice. If only a part of the Leased Premises is taken and the part not taken shall be reasonably sufficient for the purpose of conducting Lessee's normal business, this Lease shall remain in full force and effect, except that the Rent and Additional Rent shall be proportionately reduced.

              (b) All compensation awarded for any taking shall belong to and be the property of Lessor. Nothing contained herein, however, shall be construed to preclude Lessee from prosecuting any claim directly against the condemning authority for loss of business or depreciation, damage or cost of removal of personal property belonging to Lessee so long as the claim does not diminish or otherwise adversely affect Lessor's award or the award otherwise payable to Lessor's mortgagee.

         15.  CONDITION OF LEASED PREMISES; MAINTENANCE AND REPAIR
              ----------------------------------------------------

              (a) Except for the repairs that Lessor is specifically obligated to make under Paragraph 15(b) hereof, and except for repairs covered by contractor warranties held by Lessor for Lessor's benefit, during the term of this Lease, Lessee, at Lessee's sole cost and expense, shall promptly make all repairs, perform all maintenance, perform all custodial services and make all replacements in and to the Lease Premises that are necessary in order to keep the Leased Premises in good order and repair and in a safe and tenantable condition. Without limiting the generality of the foregoing, Lessee, at its sole cost and expense, is specifically required to make promptly all repairs to (i) any pipes, water and waste lines, ducts, wires or conduits beneath or in the Leased Premises or within the ceiling of the Leased Premises; (ii) any glass windows included within the Leased Premises; (iii) Leasee's sign(s); (iv) any electrical, natural gas (if any), heating, ventilating and air conditioning, plumbing, and other systems, equipment, fixtures and items installed in or servicing the Leased Premises; (v) the floors, ceilings and walls of the Leased Premises; (vi) the entrance and exit and auxiliary driveways, if any, which are part of and service the Leased Premises; and (vii) any portion of the Leased Premises damaged by Lessee's use or occupancy of the Leased Premises or by any act, omission or negligence of Lessee, or any of its respective employees, agents, invitees, licensees or contractors. All repairs, and replacements made by Lessee shall utilize materials and equipment which are at least equal in quality and usefulness to those originally used in the Leased Premises. Lessee, at Lessee's expense, shall enter into one (1) or more service contracts for the maintenance of the heating, ventilating and air conditioning systems and equipment. Lessee shall keep the Leased Premises free of all insects, rodents, vermin and pests of every type and kind. Lessee shall also, promptly and at its own expense, keep any sidewalks and curbs adjacent to the Leased Premises clean and free from snow, ice, dirt and rubbish. Lessee shall not (directly or by sufferance) place any equipment, materials or debris on the roof of the Leased Premises, or cut, drive nails into or otherwise mutilate such roof.

              (b) Lessor shall within thirty (30) days (or such longer period of time as may reasonably be required by Lessor) after written notice from Lessee with respect thereto, make necessary structural repairs to the exterior walls and shall keep in good order, condition and repair the exterior foundations, downspouts, gutters and roof of the Leased Premises and the portion of the plumbing and sewage system located outside the building in which the Leased Premises are located (it being understood and agreed that Landlord's obligations exclude the exterior and interior of all windows, doors, plate glass and signs, and repairs required by any casualty except as otherwise covered by Paragraph 13 herein). Lessee shall, upon demand, reimburse Lessor for reasonable costs of making any such repairs or replacements caused by Lessee's use or occupancy of the Leased Premises or by any act, omission or negligence of Lessee, any subtenant or concessionaire of Lessee, or their respective employees, agents, invitees, licensees or contractors (excluding repairs or replacements caused by Lessee's normal use).

              (c) Lessee hereby covenants to contain all garbage, rubbish, waste, trash and debris generated in conjunction with its use of the Leased Premises in containers provided by Lessor (which shall be emptied no more than three times per week, but at least once a week) so as not to constitute a safety or fire hazard.

         16.  ALTERATIONS
              -----------

              Lessee  shall not make any  non-structural  interior  alterations, additions or improvements in or to the Leased Premises without the prior written consent of Lessor in each instance, which consent shall not be unreasonably withheld or delayed. Lessee shall not take any structural or exterior alterations, additions or improvements to the Leased Premises without the prior written consent of Lessor. Should Lessor fail to respond within fifteen (15) working days after Lessor's receipt of any written request from Lessee for Lessor's consent to any proposed alterations, additions or improvements, Lessor's consent shall be deemed to have been granted. All permitted alterations, additions and improvements made by Lessee shall be performed (i) in a good and workmanlike manner, (ii) in accordance with all applicable legal and insurance requirements, (iii) only after receipt by Lessee and presentation to Lessor of all necessary permits and licenses, and (iv) at Lessee's sole expense. Except for Lessee's removable trade fixtures, and all improvement made by Tenant in the processing and storage areas, all improvements, repairs, alterations and additions and all other non-trade fixtures, whether installed before or after the execution of this Lease, shall remain upon the Leased Premises at the expiration or sooner termination of this Lease and become the property of Lessor without payment therefor by Lessor, unless prior to the termination of this Lease, Lessor shall have given written notice to Lessee to remove the same, in which event Lessee, at its expense, will remove such alterations, improvements, additions and/or fixtures and repair and restore any and all damage to the Leased Premises caused by the installation and/or removal thereof.

         17.  SIGNS
              -----

              Lessee may not install any sign without Lessor's prior written consent. All signs shall be in strict compliance with the sign criteria set forth in Exhibit "C" attached hereto and made part hereof. Lessee shall install all exterior signs for the Leased Premises at the cost and expense of Lessee. No sign, advertisement or notice shall be inscribed, painted, affixed or otherwise displayed on any part of the outside or the inside of the Leased Premises or the building of which the Leased Premises are a part, unless Lessor shall have approved the sign, advertisement, or notice in writing prior to installation of the same. If any sign, advertisement, or notice is exhibited by Lessee without having first obtained Lessor's approval thereof, Lessor shall have the right to remove the same and Lessee shall be liable for any and all expenses incurred by Lessor in said removal. No signs made of paper and visible from outside of the Leased Premises shall be allowed in the Leased Premises. No mobile sign, such as may be affixed to the side of a truck or a trailer or a mobile platform shall be permitted in the parking area.

         18.  LAWS AND INSURANCE STANDARDS
              ----------------------------

              Lessee shall, at Lessee's sole expense, promptly comply in every respect with all applicable laws, ordinances, rules and regulations of all federal, state, county, and municipal governments now in force or that may be enacted in the future, all applicable and enforcement directions, rules and regulations of the fire marshall, health officer, building inspector or other proper officers of any governmental agency having jurisdiction, and the applicable standards established from time to time by the National Board of Fire Underwriters, the National Fire Protective Association, or any similar bodies. Lessee expressly covenants and agrees to indemnify and save Lessor harmless from any penalties, damages or charges imposed for any violation of the foregoing. Notwithstanding the foregoing, Lessee shall not be required to make any changes or modifications to the Leased Premises, unless (a) the same are required due to Lessee's specific use and/or occupancy of the Leased Premises, (b) the same are required due to structural specifications (beyond building standard) required by Lessee, or (c) the same relate to repairs, maintenance or other responsibilities of Lessee under this Lease, e.g., Paragraph 15(a) hereof.

         19.  MECHANIC'S LIENS
              ----------------

              Lessee shall do all things necessary to prevent the filing of any mechanics' or other liens against the Leased Premises, or the land the building of which the Leased Premises are part, by reason of work, labor, services or materials supplied or claimed to have been supplied to Lessee or anyone holding the Leased premises, through or under Lessee. If any lien shall at any time be filed, Lessee shall either cause the lien to be discharged of record within ten
(10) days after knowledge of its filing or, if Lessee in its discretion and good faith determines that the lien should be contested, shall furnish such security as may be necessary to prevent the filing of any foreclosure proceedings during the pendency of the contest. If Lessee shall fail to discharge any lien within such period or fail to furnish such security, then, in addition to any other right or remedy, Lessor may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of lien by deposit in court or by giving security or in such other manner as is or may be prescribed by law. Lessee shall repay to Lessor on demand all sums disbursed or deposited by Lessor pursuant to the foregoing provisions, including the expenses and reasonable attorneys' fees incurred by Lessor. Nothing contained in this Lease shall imply that Lessee has any authority or consent from Lessor to subject Lessor's estate to any mechanics', materialman's or other lien.

         20.  ASSIGNMENT AND SUBLETTING
              -------------------------

              (a) Lessee shall not assign, mortgage or encumber any interest in this Lease or sublet all or any part of the Leased Premises without the prior written consent of Lessor. Lessor shall not unreasonably withhold or delay its consent to an assignment or subletting of this Lease.

              (b) No permitted assignment or subletting shall release, discharge or affect the liabilities of Lessee as provided for in this Lease, and Lessee shall at all times remain primarily liable under this Lease. An assignment by operation of law shall be deemed a prohibited assignment under this Paragraph.

         21.  INSOLVENCY
              ----------

              Lessor may, at its option, declare this Lessee terminated and reenter and resume possession of the Leased Premises, if Lessee shall be adjudicated a bankrupt or insolvent, or if a receiver or trustee shall be appointed for Lessee's business or property, or if Lessee shall file a petition in bankruptcy or insolvency, or if a petition or other proceeding shall be filed by or against Lessee seeking corporate or other reorganization, liquidation or other similar relief or if Lessee shall make an assignment or an arrangement for the benefit of creditors, or if an involuntary petition shall be filed against Lessee in bankruptcy or insolvency and such petition shall not be dismissed within sixty (60) days.

         22.  REMEDIES CUMULATIVE
              -------------------

              The various rights, elections and remedies of Lessor contained in this Lease shall be cumulative, and no one of them shall be construed as exclusive of any of the others, or of any right, priority or remedy allowed or provided for by law.

         23.  WAIVER OR DEFAULT
              -----------------

              The waiver by either party of any default in the performance by the other of any covenant shall not be construed to be a waiver of any preceding or subsequent default of the same or any other covenant contained herein. The subsequent acceptance of Rent or other sums by Lessor shall not be deemed a waiver of any preceding default other than the failure of Lessee to pay the particular rental or other sum so accepted.

         24.  HOLDING OVER
              ------------

              If Lessee shall hold possession of the Leased Premises after the end of the term or other termination of this Lease, Leases shall be deemed to be occupying the Leased Premises as a tenant from month to month, subject to all of the conditions, provisions and obligations of this Lease; provided, however, Lessee shall be liable for any and all damages and expense that Lessor may sustain by virtue of Lessee's holding over, including, but not limited to, any amount for which Lessor may be liable under, or as a result of, any other lease entered into by Lessor for a term beginning at or after the expiration of the term of this Lease. Nothing contained in this Lease shall be construed as a consent by Lessor to the occupancy or possession of the Leased Premises by Lessee after the expiration of the term of this Lease. Rather, at the end of the term of the Lease, Lessor shall be entitled to the benefit of all laws or ordinances relating to the recovery of the possession of lands and tenements held over by tenants that now may be in force or hereafter may be enacted, and Lessor may proceed under such laws or ordinances, without notice to Lessee, all statutory notice requirements being expressly waived by Lessee.

         25.  SURRENDER
              ---------

              Upon the expiration of the term of this Lease, Lessee immediately shall surrender the Leased Premises broom-clean and in good order and condition, ordinary wear and tear excepted. All of Lessee's personal property at or about the Leased Premises (but not permanently affixed parts of the Leased Premises) shall be removed by Lessee at or before the expiration of this Lease or shall be deemed abandoned by Lessee. Any damage to the Leased Premises caused by such removal shall be repaired by Lessee at its own expense.

         26.  DEFAULT
              -------

              (a) If Lessee fails to pay any Rent or Additional Rent when due and such failure continues for a period of five (5) days after Lessor shall have made written demand on Lessee for payment, or if Lessee otherwise is at any time in default under this Lease and continues in such default for a period of thirty
(30) days after Lessor shall have demanded in writing to Lessee that such default be cured, or if such latter default is not capable of being cured within a fifteen (15) day period, such additional time (not to exceed forty-five (45)
days) as is reasonably necessary to cure such default, provided Lessee promptly commences and diligently pursues to cure such default, then Lessor may, at Lessor's option, terminate this Lease (without releasing Lessee of liability) and by summary proceedings or other manner prescribed by law, reenter and take possession of the Leased Premises. If Lessor should so terminate this Lease, Lessee shall pay to Lessor as damages, upon demand, all expenses (including, without limitation, attorneys' fees) of any proceedings necessary in order for Lessor to recover possession of the Leased Premises and the expenses of reletting the Leased Premises (including, without limitation, reasonable attorneys' fees, brokerage commissions, and the costs of putting the Leaded Premises in good order and preparing it for reletting, plus either:

                   (i) Liquidated damages in an amount equal to the excess, if any, of the Rent and Additional Rent that would have been payable over the unexpired portion of the term of this Lease over the rental value of the Leased Premises for such unexpired portion of the term of this Lease, as discounted at the then publicly declared prime rate of the Federal Bank in Baltimore, Maryland; or

                   (ii) Damages in an amount to the excess, if any, of the monthly Rent and Additional Rent over the monthly rentals, if any, if fact collected by Lessor as the result of a reletting of the Leased Premises at such rent and upon such terms as Lessor, in its sole discretion, elects to accept. Separate actions may be maintained each month by Lessor to recover the damages then due as provided for in this subparagraph (ii) and any such action shall not prejudice the rights of Lessor to collect damages for any subsequent month in a similar proceeding.

              (b) No re-entry or reletting of the Leased Premises, whether or not the term of such reletting extends beyond the term of this Lease, shall be construed as an election by Lessor to: (i) accept a surrender of the Leased Premises, or (ii) release Lessee of any of its obligations under this Lease.

              (c) Should Lessor, pursuant to its rights under Paragraph 26(a) hereof, elect to terminate this Lease and reenter and take possession of the Leased Premises, Lessor shall use commercially reasonable efforts, under then prevailing circumstances, to relet the Leased Premises.

         27.  ACCESS TO LEASED PREMISES
              -------------------------

              (a) Lessor and its designees shall have the right (subject to being accompanied by Lessee's representative at all times for security reasons) to enter upon the Leased Premises at all reasonable hours, after 24 hours notice, (and in emergencies, at all times): (i) to inspect the same; (ii) to make repairs, additions, or alterations to the Leased Premises or the building in which the same are located or any property owned or controlled by Landlord;
(iii) to exhibit the Leased Premises to any prospective buyer, lessee or mortgagee or their respective agents or representatives; and (iv) for any lawful purpose.

              (b) For a period commencing three (3) months prior to the end of the term, Lessor may have reasonable access to the Premises for the purpose of exhibiting the same to prospective tenants and to post any "For Rent" or "For Lease" signs upon the Leased Premises.

         28.  SUBORDINATION AND ATTORNMENT
              ----------------------------

              (a) This Lease is subject and subordinate to the lien of all present and future mortgages and/or deeds of trust encumbering the Leased Premises, all present and future advances under such mortgages and/or deeds of trust, and all renewals, extensions, modifications, recastings or refinancings of such mortgages and/or deeds of trust. Lessee agrees that, in the event any proceedings are brought under or for the foreclosure of any such mortgage and/or deed of trust, Lessee shall, if requested to do so by the beneficiary under or holder of such mortgage and/or deed of trust or by any successor in interest to such beneficiary or holder, automatically become the lessee of such beneficiary, holder or successor in interest and shall automatically attorn to such beneficiary, holder and/or successor in interest and recognize such beneficiary, holder and/or successor in interest as the Lessor under this Lease. In confirmation of such attornment, however, Lessee shall, at the request of Lessor or any beneficiary, holder or successor in interest, promptly execute any requisite or appropriate certificate or other document for the benefit of such beneficiary, holder and/or successor in interest.

              (b) In the event that, after the date of this Lease, a bona fide loan shall be made by an insurance company, savings bank, commercial bank, trust company, or other lender and secured by a mortgage or deed of trust constituting a lien against any portion of the Leased Premises and said lender shall complete, execute and acknowledge a subordination, attornment, and non-disturbance agreement, then and in that event, Lessee shall subordinate this Lease to said mortgage or deed of trust by executing and acknowledging the said subordination, attornment and non-disturbance agreement.

              (c) Upon any assignment or termination of Lessor's interest in the Leased Premises, Lessee shall, upon request, attorn in writing to the new owner of the Leased Premises and shall pay to the new owner all rents and other monies required to be paid and perform all of the other obligations of Lessee under this Lease. Following any sale by Lessor of the property of which the Leased Premises are a part, all obligations to the assigning Lessor to Lessee shall cease and termination and Lessee shall look solely to the successor for the performance of Lessor's duties hereunder.

              (d) Notwithstanding the foregoing, this Lease shall not be terminated so long as Lessee is not in default of any provisions in this Lease.

              (e) Lessor shall, within fifteen (15) days after the date hereof (or prior to the effective date of any encumbrance mentioned in this Section 28 created after the date hereof) obtain from the holder of any such encumbrance, an agreement whereby if such holder or any successor in interest shall come into possession of the Leased Premises, or any part thereof, by dispossession, foreclosure or otherwise, or shall become the owner of such property, or take over the rights of Lessor to such property, said holder shall not disturb the possession, use or enjoyment of the Leased Premises by Lessee, its successors or assigns, nor disaffirm this Lease or Lessee's rights or estate granted hereunder, so long as Lessee performs all of its obligations in accordance with the terms of this Lease.

         29.  RIGHT TO CURE DEFAULTS
              ----------------------

              (a) If Lessee shall fail to comply fully with any of its obligations under this Lease, then, in addition to Lessor's other rights, but not the duty, to cure such breach at Lessee's expense. Lessee agrees to reimburse Lessor, within fifteen (15) days after Lessor submits a statement of the amount due, as Additional Rent, for all expenses incurred by Lessor as a result of any efforts made by Lessor to cure any such breach.

              (b) If Lessor shall fail to comply fully with any of its obligations under this Lease, then, in addition to Lessee's other rights and remedies under this Lease at law and in equity, Lessee shall have the right, but not the duty, to cure such breach at Lessor's expense; provided that prior to the exercise of such right to cure, Lessee shall give Lessor written notice specifying the nature of the breach and Lessor shall be entitled to ten (10) days after receipt of such notice within which to cure said breach or such additional time as may be necessary if such breach is not susceptible to cure within said ten (10) days, in which case Lessor shall commence to cure within said ten (10) day period. Lessor agrees to reimburse Lessee, within fifteen (15) days after Lessee submits a statement of the amount due, for all expenses incurred by Lessee as a result of any efforts by Lessee to cure any such breach. If Lessor fails to reimburse Lessee as aforesaid, Lessee may offset the amount due against the payments of Rent becoming due hereunder unless Lessor give written notice of dispute within said fifteen (15) day period either to the existence of any default or the reasonableness of the amount expended to cure. In the event such notice of dispute is given, the provisions of subparagraph (c) shall govern. The right to setoff against Rent shall be subordinate to and there shall be no setoff against the holder of any mortgages or deed of trust or any purchaser at foreclosure or deed in lieu thereof on all or any portion of the Leased Premises. The amount of all setoffs shall be limited to the cumulative sum of One Hundred Thousand Dollars ($100,000.00).

              (c) If Lessor has given notice of dispute as provided in subparagraph (b), Lessee may have the issues of whether the Lessor is in default of its obligations or the reasonableness of the amount of expenditures determined by arbitration. Pending the results of such arbitration, there shall be no setoff. In the event the arbitrators determine that Lessor was in default, Lessor shall pay all costs of arbitration and Lessee shall have the right to offset all of its costs and expenses of remedying such default (including unreimbursed costs of the arbitration proceeding) against the payments of Rent becoming due hereunder, subject to the limitations set forth in subparagraph (b) above. If the arbitrators determine that Lessor was not in default, then Lessee will pay all of the arbitration.

              (d) If Lessor is determined to be in default in its obligations under Paragraph 15(c) of this Lease and Lessee shall remedy such default in accordance with the preceding paragraph, Lessee shall be entitled to offset one hundred fifteen percent (115%) of the costs and expenses of remedying such default, with the additional fifteen percent (15%) being to reimburse Lessee for its overhead.

         30.  BROKERAGE
              ---------

              Lessor hereby acknowledges that THE MICHAEL COMPANIES, INC. ("Broker") has served as Lessor's agent in connection with this Lease and agrees to pay said Broker a commission as per a separate agreement between Lessor and Broker. Lessor warrants to Lessee and Lessee warrants to Lessor that it has not dealt with any other broker or real estate agent or finder in connection with this Lease and that, except for the aforesaid commission payable to Broker, no right or claim for commission or other compensation has been created by its actions with respect to this Lease. Lessor and Lessee shall indemnify and hold each other harmless against all loss, liability or expense, including reasonable attorney's fees and litigation costs, incurred by the other to the extent one or the other is shown to be in breach of the foregoing warranties.

         31.  EFFECT OF CONVEYANCE
              --------------------

              If during the term of this Lease Lessor sells its interest in the Leased Premises or this Lease, then from and after the effective date of such sale, Lessor shall be released and discharged from any and all further obligations and responsibilities under this Lease except those already accrued. Any such sale shall be subject to this Lease and Lessor shall require any purchaser to acknowledge the existence of Lessee's tenancy.

         32.  INTERPRETATION
              --------------

              The captions by which the paragraphs of this Lease are identified are for convenience only and shall have no effect upon the interpretation of this Lease. Whenever the context so requires, the singular number shall include the plural, and plural shall refer to the singular and the neuter gender shall include the masculine and feminine genders. If any provision of this Lease shall be held to be unenforceable by a court, the remaining provisions shall remain in effect and shall in no way be impaired.

         33.  ENTIRE INSTRUMENT
              -----------------

              All of the agreements previously and contemporaneously made by the parties are contained in this Lease, and this Lease cannot be modified in any respect except by a writing executed by Lessor and Lessee.

         34.  ESTOPPEL CERTIFICATES
              ---------------------

              Recognizing that both parties may find it necessary to establish to third parties, such as accountants, banks, mortgagees or the like, the then current status of performance hereunder, either party, on the written request of one to the other made from time to time, will promptly furnish a written certificate on the status of any matter pertaining to this Lease in such form and substances as may from time to time be reasonably required.

         35.  NOTICES
              -------

              Any notices and other communications required or permitted to be given by either party to the other shall be in writing and shall be deemed to have been served when hand delivered or, if the United States Mail is used, on the second business day after the notice is deposited in the United States Mail, postage prepaid, registered or certified mail, or by overnight delivery service, and addressed to the parties as follows:

         To Lessee:             Jacques R. Rubin
                                President
                                Bio Science Contract Product Corp.
                                4406 Bel Pre Road
                                Rockville, Maryland  20853

         To Lessor:             Muirkirk Manor Associates Limited Partnership
                                c/o The Anastasi Stephens Group, Inc.
                                4483 Forbes Boulevard
                                Lanham, Maryland   20706

Either party, by written notice to the other, may change its address to which notices are to be sent.

         36.  WAIVER
              ------

              Any waiver of either Lessor or Lessee of any default, breach or failure by the other to comply with any term, condition, or provision of this Lease shall not constitute a waiver of any other default, breach or failure by such defaulting party. No covenant, term or condition of this Lease shall be deemed to have been waived by either party unless such waiver be in writing and signed by the party to be charged therewith.

         37.  QUIET ENJOYMENT
              ---------------

              So long as Lessee is not in default beyond applicable grace periods, Lessee shall have peaceful and quiet use and possession of the Leased Premises without hindrance on the part of Lessor or any person claiming by, through or under Lessor.

         38.  RECORDING THIS LEASE
              --------------------

              Lessee may not record either this Lease nor a memorandum thereof among or in any public records without Lessor's prior written consent.

         39.  GOVERNING LAW
              -------------

              All questions with respect to construction of this Lease and the rights and liabilities of the parties shall be determined in accordance with the laws of the State of Maryland.

         40.  BENEFIT
              -------

              Subject to the restrictions on assignment and subletting set forth in Paragraph 20, the covenants, terms and conditions of this Lease shall inure to the benefit of and be binding upon Lessor and Lessee and their respective successors and assigns.

         41.  REASONABLE CONSENT
              ------------------

              Wherever in this Lease Lessor or Lessee is required to obtain the consent or approval of the other, it is agreed that such consent or approval shall not be unreasonably withheld or delayed.

         42.  TIME OF ESSENCE
              ---------------

              Time is of the essence in the performance of all of Lessor and Lessee's obligations under this Lease.

                  (See Lease Addendum for Paragraphs 43 and 44)

              IN WITNESS WHEREOF, the parties have executed this Lease on the day and year first above written.


WITNESS:                                 LESSOR:

                                         MUIRKIRK MANOR ASSOCIATES
                                         LIMITED PARTNERSHIP,
                                         a Maryland limited partnership

                                         By: THE ANASTASI STEPHENS GROUP, INC.
                                               its general partner


 /s/ Richelle J. Darnell                      By:   /s/ Joseph Anastasi   (Seal)
-------------------------                           ----------------------------


WITNESS:                                 LESSEE:

                                         BIO SCIENCE CONTRACT PRODUCTION CORP.
                                         a Maryland corporation


 /s/ Richelle J. Darnell                      By: /s/ Jacques R. Rubin
------------------------                          ---------------------

                              EXHIBIT "A" (PART II)

                                 LEASE ADDENDUM
                                 --------------

                                  (PARK PLACE)


         THIS LEASE ADDENDUM made as of the 28th day of December, 1990, is attached to and made part of that certain Lease of even date herewith (the
"Lease") by and between MUIRKIRK MANOR ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership ("Lessor"), and BIO SCIENCE CONTRACT PRODUCTDION CORP., a Maryland corporation ("Lessee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, LESSOR and LESSEE have agreed to amend, supplement and/or modify the Lease as herein provided, Lessor and Lessee hereby agree as follows:

         2.   TERM - OPTION
              -------------

              Lessee, at its option, shall have the right to extend the Term of this Lease on the same terms and conditions as the original term thereof, except as otherwise provided in this Addendum with respect to the amount of Base Rent during the respective extension period, for two (2) additional consecutive terms of five (5) years each (the "Extension Periods") subject to the satisfaction of the following conditions:

              (i) Lessee's option to extend the Lease for each of the Extension Periods shall be exercisable only by written notice to Leasor at least ninety (90) days prior to the commencement date of each Extension Period. If Lessee does not give Lessor written notice as aforesaid, Lessee shall be deemed to have not exercised its respective extension option.

              (ii)   At  the  time  of   exercise  of  the  option  and  at  the
commencement of each Extension Period, Lessee shall not be in default under the Lease beyond any applicable grace period.

              (iii) Upon exercising the option, the Base Rent will be the product obtained by multiplying the Base Rent for the immediately preceding Lease Year by one hundred four percent (104%).

         3.   RENT
              ----

              For months 1, 2, 3 and 4 of the first base year, Lessee's obligation to pay 1/2 of the monthly base rent is hereby waived. It is agreed that Common Area Maintenance charges and Additional Rent, if any, will be collected on the first day of occupancy, pursuant to Paragraph 8.(c).

         43.  LESSEE IMPROVEMENTS
              -------------------

              (d) The term "force majeure" as used herein shall include, without limitation, the following: acts of God, strikes, lockouts or other industrial disturbances; acts of public enemies; orders of any kind of the government of the United States or of the State in which the Leased Premises are located or of any subdivision thereof or any local government, or any of their departments, agencies or officials, or any civil or military authority;
insurrections; riots; epidemics; landslides; lightning; earthquakes; fire; hurricanes; storms; floods; washouts; droughts; arrests; restraint of government and people; civil disturbances; explosions; breakage or accident to machinery, transmission pipes or canals; partial or entire failure of utilities; or any other cause or event not reasonably within the control of the Lessee.

              (e) Tenant requires that certain improvements be made to the Leased Premises for its use. The parties have agreed on the scope of the work (the "Work") to be done and have approved construction drawings for the work. The Work is to be done under a construction contract (the "Construction Contract") between Landlord and Barber Construction Corporation ("Contractor"). The Construction Contract has been approved by Landlord and Tenant. Landlord will be responsible for the supervision and timely completion of the work, regardless of the performance of the Contractor.

                   The Work is to be completed no later than March 1, 1991 for a contract price of $231,148.70 of which Landlord will pay $200,000 and Tenant will pay $31,148.70, provided that the amount to be paid by Tenant will be reduced by any amount that the contract price is reduced for any reason. Prior to commencement of the Work as provided in the Construction Contract, Tenant will pay its contribution of $31,138.70 in escrow with C. Lawrence Wisor ("Escrow Agent"), as escrow agent, to be paid by the Escrow Agent to the Contractor as the terms of the Construction Contract provide after the Landlord has paid all of its $200,000 contribution, less retainage, to the Contractor.

                   Any changes to the approved construction drawings shall be signed or initialed by Landlord and Tenant and change orders made to the Construction Contract. Tenant agrees to pay to the Escrow Agent the contract price for any change orders at the time such change orders are signed. Payment is to be made by the Escrow Agent to the Contractor upon submission of invoices approved by the Landlord. Tenant shall be responsible to Landlord for any delay in completion of the work as a result of such changes. Neither the commencement date of the Lease nor the commencement of rents due shall be deferred because of any such changes but will be deferred if the Work is not completed by the completion date given above for any reason other than the effect of any such change order.

         44.  GROUND LEASE
              ------------

              Lessor has leasehold ownership of the project known as Park Place, of which the Leased Premises are a part, under a long-term ground lease (the "Ground Lease"), the term of which exceeds the initial term and extension periods of this Lease. Lessor represents that the Ground Lease is in full force and effect and that there are no defaults thereunder. Lessor further agrees that so long as this Lease in effect, it will timely perform all of its obligations under the Ground Lease.

              Lessor shall, within fifteen (15) days after the date hereof obtain from the Lessor (the "Ground Lessor") under the Ground Lease, an agreement whereby if the Ground Lessor terminates the Ground Lease, the Ground Lessor shall not disturb the possession, use or enjoyment of the Leased Premises by Lessee, its successors or assigns, nor disaffirm this Lease or Lessee's rights or estate granted hereunder, so long as Lessee performs all of its obligations in accordance with the terms of this Lease.

         IN WITNESS WHEREOF, the parties have executed this Lease Addendum on the day and year first above written.


ATTEST:                              LESSOR:

                                     MUIRKIRK MANOR ASSOCIATES
                                     LIMITED PARTNERSHIP,
                                     a Maryland limited partnership

                                     By: THE ANASTASI STEPHENS GROUP, INC.
                                            its general partner


/s/ Richelle J. Darnell                  By: /s/ Joseph Anastasi         (Seal)
-------------------------                    ----------------------------------


                                     LESSEE:

                                     BIO SCIENCE CONTRACT PRODUCTION CORP.
                                     a Maryland corporation


/s/ Richelle J. Darnell                  By: /s/ Jacques R. Rubin
-------------------------                    ---------------------

                                   EXHIBIT "B"

                                  SECOND LEASE
                                  ------------


                                      LEASE
                                      -----

                                  (PARK PLACE)


         THIS LEASE, made as of this 12th day of November, 1991, by and between MUIRKIRK MANOR ASSOCIATES LIMITED PARTNERSHIP, a Maryland Limited partnership ("Lessor"), and BIO SCIENCE CONTRACT PRODUCTION CORP., a Maryland corporation, ("Lessee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         That in consideration of the rent and mutual covenants and agreements contained herein, and intending to be legally bound hereby, Lessor and Lessee agree as follows:


         1.   DEMISED PREMISES
              ----------------

              The Lessor leases to the Lessee all of that certain space described as Suite No. 270, 280, 9000 Virginia Manor Road, containing approximately 12,731 square feet of gross leasable area, as is outlined in red on the piat attached to and made a part of this Lease as Exhibit "A" (the "Leased Premises"), and located in Park Place, Prince George's County, Maryland. Lessor shall construct and complete the Leased Premises in compliance with the plans and specifications set forth in Exhibit "B" attached hereto and made part hereof. "Delivery of Possession" of the Lease Premises by Lessor to Lessee shall be deemed to have been made when Lessor's architect certifies in writing that construction of the Leased Premises shall have been completed.

         2.   TERM
              ----

              The term (the  "Term") of this  Lease  shall be for a term of nine
(9) years, and two (2) months, commencing on the 1st day of January, 1992, (the "Commencement Date") and shall expire on the last day of February, 2001. If the Term of the Lease does not begin on the date specified herein for reasons other than the fault of Lessee, then the expiration date shall be moved for the commensurate amount of the delay and the rent shall be prorated accordingly. If the term commences or ends in mid-month, the rent payable for that month (including, without limitation, Additional Rent) shall be prorated and paid on the date of commencement or termination.

        3.    RENT
              ----

              (a)  The rent (the "Base Rent") shall be:

                 Year                      Square Foot Rate
                 ----                      -----------------

                   1                            $ 9.06
                   2                            $ 9.39
                   3                            $ 9.77
                   4                           $ 10.16
                   5                           $ 10.57
                   6                           $ 10.99
                   7                           $ 11.43
                   8                           $ 11.89
                   9                           $ 12.36

The term "Lease Year" shall mean each twelve (12) month period during the term of this Lease commencing on the Commencement Date. The Base Rent shall be payable, in advance, in equal monthly installments, the first monthly installment to be due and payable on the Commencement Date and each subsequent monthly installment to be due and payable on the first day of each and every month thereafter during the term of this Lease.

              (b) All moneys payable by Lessee under the terms of this Lease, other than Base Rent, as adjusted from time to time, shall be deemed "Additional Rent."

              (c)  Lessee  shall make all  payments of Base Rent and  Additional
Rent on a timely basis, without demand and without deduction, setoff or counterclaim, except as expressly permitted in Paragraph 29(b) hereof. All payments of Rent and Additional Rent shall be made by good and valid check, payable to The Anastasi Stephens Group, Inc., agent, 4483 Forbes Boulevard, Lanham, Maryland 20706, or to such other party or to such other address as Lessor may designate from time to time by written notice to Lessee. If Lessor shall at any time or times accept Base Rent or Additional Rent after it shall become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute, or be construed as, a waive of any or all of Lessor's rights hereunder. If any payment of Base Rent or Additional Rent is not made within ten (10) days of when due, a late charge of five percent (5%) of the amount of such payment shall be imposed, Lessor shall be entitled to require the payment of Base Rent and Additional Rent by certified check if the check for any payment by Lessee shall be dishonored by its Bank.

              (d) Except for the obligations of Lessor expressly set forth herein, this Lease is a "net lease" and Lessor shall receive the Base Rent hereinabove provided as net income from the Leased Premises, not diminished by any imposition of any expenses or charges required to be paid to maintain and carry the Leased Premises or to continue the ownership of Lessor, other than payments under any mortgages now existing or hereafter created by Lessor, and Lessor is not and shall not be required to render any services of any kind to Lessee.

         4.   SECURITY DEPOSIT
              ----------------

              (a) Lessee has, simultaneously with the execution of this Lease, deposited with Lessor, in cash or by check subject to collection, the sum of eight thousand and 00/100 ($8,000.00). Said deposit shall be held as security for the faithful performance by Lessee of the terms, covenants, provisions and conditions of this Lease. It is agreed that in the event Lessee defaults in respect to any of the terms, covenants, provisions and conditions of this Lease, including (but not limited to) the payment of Base Rent or Additional Rent, and fails to cure any such defaults within applicable grace periods, Lessor may use, apply or appropriate the whole or any part of the security so deposited to the extent required for the payment of any Base Rent or Additional Rent or for the curing of any defaults by Lessee hereunder pursuant to Paragraph 29 hereof;
provided, however, that no such use, application, or appropriation of the deposit shall be deemed to relieve Lessee of any breach of this Lease and shall be in addition to other remedies under this Lease.

              (b) Should the entire deposit or any portion thereof be appropriated and applied by Lessor under the foregoing provisions, then Lessee shall (upon the written demand of Lessor) forthwith remit to Lessor a sufficient amount in cash to restore said security to the original sum deposited, and Lessee's failure to do so within ten (10) days after receipt of such demand shall itself constitute an event of default under this Lease.

              (c) The security deposit (less any amounts applied as provided in subsection (a) above) shall be returned to Lessee within thirty (30) days after the date fixed as the end of the Term of this Lease and delivery of entire possession of the Leased Premises to Lessor.

              (d) In the event of a sale, leasing or other transfer of the land and building of which the Leased Premises forms a part, Lessor shall have the right to transfer the security and be released by Lessee from all liability for the return of such security deposit. Lessee shall look to the new Lessor solely for the return of said deposit. The provisions of this Paragraph 4(d) shall apply to every transfer or assignment made of the security deposit to a new Lessor.

              (e) Lessee covenants that it will not assign or encumber or attempt to assign to encumber the security deposited herein and that neither Lessor nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

              (f) Lessee shall not be entitled to any interest on the security deposit, and such funds need not be segregated or held as escrow by Lessor.

              (g) It is expressly understood and agreed that, in the event of any termination of this Lease or re-entry upon or reletting of the Leased Premises on account of any default on the part of Lessee under this Lease, then, and in such event, the deposit shall be retained and be subject to appropriation by Lessor until this Lease would, by its terms, have expired absent such default.

         5.   USE
              ---

              Lessee will use and occupy the Leased Premises solely for the purpose of Offices and operation of a vaccine research and production facility, The Leased Premises may not be used for any other purpose without the prior written consent of Lessor, which consent shall not be unreasonably withheld. The Leased Premises shall not be used for the storage, distribution or sale of any pornographic or "adult rated" materials. Lessee shall not use the Leased Premises for any purpose or activity which is noxious or unreasonably offensive because of the emission of noise, smoke, dust, vibration or odors. Tenant shall not use the plumbing facilities for any purpose injurious to same or dispose of any garbage or any other foreign substance therein, nor place a load on any floor in the Leased Premises exceeding the floor load of 250 per square foot which such floor was designed to carry, nor install, operate and/or maintain in the Leased Premises and heavy equipment which could cause injury to the Lease Premises, nor install, operate and/or maintain in the Leased Premises any electrical equipment which will overload the electrical system therein, or any part hereof, beyond its capacity for proper and safe operation as determined by the Lessor or which does not bear underwriter's approval. Lessee shall not use the Leased Premises in any manner or for any purpose which violates any rule, regulation, law, ordinance, or requirements of any governmental agency.

         6.   TAXES
              -----

              (a) As additional rent hereunder, at least thirty (30) days before any fine, penalty or interest or cost may be added thereto for the non-payment thereof (or sooner if elsewhere herein required), Lessee shall pay throughout the term of this Lease all levies, taxes, assessments, water and sewer rents and charges, liens, charges for public utilities and all other charges, imposts or burdens of whatsoever kind and nature which at any time during the term of this Lease may be assessed or imposed by any federal, state or municipal government or public authority, or under any law, ordinance regulation thereof or pursuant to any recorded covenants or agreements (all of which are hereinafter referred to as "Impositions"), upon or with respect to the Leased Premises, any improvements made thereto, or this Lease. Additionally, Lessee shall pay a proportionate share of any Imposition which is not imposed upon the Leased Premises as a separate entity but which is imposed upon the land or the building or upon the appurtenances, leases, rents, transactions or documents relating to the lot or the building. Provided, however, that any Imposition shall be apportioned for the first and last fiscal tax years covered by the term hereof. "Impositions" shall include, but not be limited to, any and all governmental or quasi-governmental levies, fees, assessments, taxes and charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, with respect to such land and building (excluding taxes paid on Lessor's income but including sales tax or excise tax imposed by any governmental authority upon the Base Rent payable by Lessee hereunder).

              (b) Notwithstanding the foregoing provisions of this Article 6, Lessor shall have the right, at its option, to require Lessee to pay to Lessor or to any mortgagee, at the time when the monthly installment of Base Rent is payable, an amount equal to one-twelfth (1/12) of the annual Impositions as estimated by Lessor. If Lessor elects to have Lessee make such payments, Lessee also shall pay to Lessor or to such mortgagee, as the case may be, at least thirty (30) days before any fine, penalty, interest or cost may be added thereto for the non-payment thereof, the amount by which the Impositions becoming due exceed the monthly installment payments on account thereof previously made by Lessee. Should Lessee's monthly installment payments on account of Lessee's share of Impositions for any tax year exceed the actual amount of Lessee's share of such Impositions, the excess amount shall be credited against Lessee's installments for Impositions thereafter becoming due. The amounts paid by Lessee pursuant to this paragraph (b) shall be used to pay the Impositions, but such amounts shall not be deemed to be trust funds and no interest shall be payable thereon.

              (c) During any part of the Term of this Lease which shall be less than a full tax fiscal year, any Taxes shall be pro rated on a daily basis between the parties, to the end that Lessee only shall pay its share of Taxes attributable to the portion of the tax fiscal years occurring within the term of this Lease.

              (d) Lessee shall pay promptly, and when due, all taxes, fees, licenses, assessments and other charges levied or imposed upon the business of the Tenant or upon any fixtures, furnishings or equipment in the Leased Premises.

              (e) If due to a future change in the method of taxation or in the taxing authority, a franchise, gross receipts, transit, rent or other tax or other governmental imposition, however designated, shall be levied against Lessor in substitution (in whole or in part) for, or in addition to, said "Impositions" as currently defined), then such franchise, gross receipts, transit, rent or other tax or governmental impositions shall be deemed to be included within the definition of "Impositions" for the purposes of this Lease. The term "Impositions" also includes all costs reasonably incurred in any proceeding brought by Lessor to reduce said Taxes.


              (f) Lessor may institute any proceedings with respect to the assessed valuation of Park Place or any part thereof, and Lessee shall cooperate with, and participate in, any and all such proceedings. If, after Lessee shall have made the required payment of Taxes hereunder, Lessor shall receive a refund of any portion thereof, then, within thirty (30) days after Lessor's receipt of such refund, Lessor shall pay to Lessee Lessee's pro rata share of the amount of the refund, less all costs and expenses (including, but not limited to, attorneys' and appraiser' fees) expended for incurred in obtaining such refund. Lessee may not institute any proceedings with respect to the assessed valuation of Park Place or any part thereof.

         7.   UTILITIES
              ---------

              Starting with the Commencement Date and continuing throughout the Term of the Lease, Lessee shall be solely responsible for and shall pay, as and when the same become due and payable and as hereinafter provided, all rents, rates, costs and charges for water services, sewer service, electricity, gas, heat, steam, power, telephone (and other communication services), and any other utilities or services rendered or supplied to, upon or in connection with, or used or consumed within or in servicing, the Leased Premises, and all other utility costs and expenses involved in the use of the Leased Premises throughout the term of this Lease, and Lessee shall indemnify Lessor and save Lessor harmless against any costs liability or damages on such account. Unless otherwise agreed in writing by Lessor or Lessee, Lessee shall, promptly upon Delivery of Possession of the Leased Premises and at Lessee's own expense, pay for the installation of separate meters for all utilities servicing the Leased Premises and place said meters and related utility accounts in Lessee's own name. Lessee shall pay all separately metered charges to the respective public utility companies. With respect to each utility which is not separately metered for the Leased Premises, Lessee shall pay Lessor, as Additional Rent, Lessee's proportionate share of the total cost and fees therefore attributable to those areas of the warehouse/office buildings which are not separately metered.

         8.   COMMON AREA MAINTENANCE
              -----------------------

              (a) Subject to the provisions of this Lease, Lessor grants to Lessee, its employees, agents, customers and invitees during the Term hereof the non-exclusive use, in common with Lessor and other tenants and occupants of Park Place and their respective employees, agents, customers and invitees and in common with such others as Lessor may designate from time to time, of all non-allocated parking areas within Park Place for pedestrian and vehicular ingress and egress and the accommodation and parking areas within Park Place for pedestrian and vehicular ingress and egress and the accommodation and parking automobiles as required by the Lessee in conducting normal business activities of Lessee within the Leased Premises. Lessor reserves the right, however, to designate certain portions of the parking areas within Park Place for parking of trucks, vans, and other vehicles, and to designate for the specific account of Lessee, or other tenants in Park Place, specific parking areas or spaces constructed with Park Place. Notwithstanding anything contained in this Lease to the contrary, Lessor shall have the right, at any time and from time to time, to change the size, location and nature of the parking areas (so long as the number of parking spaces is not reduced) and/or other common areas within Park Place. All parking areas and related facilities which may be furnished by Lessor in or near the Leased Premises, including employee parking areas, truck way or ways, loading docks, pedestrian sidewalks and ramps, landscaped areas, and other areas and improvements which may be provided by Lessor for the general use, in common with Lessor and other tenants, and their respective employees, agents, customers and invitees, shall at all time be subject to the exclusive control and management of Lessor, and Lessor shall have the right, from time to time, to establish, modify and enforce reasonable rules and regulations with respect to all parking areas and other facilities and areas mentioned in this paragraph. Lessee agrees to abide by and conform with all such rules and regulations upon notice thereof and to cause its employees, agents, customers and invitees to do the same. Lessor shall have no liability to Lessee for use of the parking areas by Lessor or other tenants and occupants of Park Place and their respective employees, agents, customers, or other third parties. No provision of this Lease shall be construed as a demise to Lessee of the parking or any other common area) within Park Place. If any repairs (excluding repairs caused by Lessee's normal use) to the parking or other common areas within Park Place are necessitated by reason of any act or omission by Lessee or its employees, agents, customers or invitees, then, if Lessor chooses to do so, Lessor may make such repairs and Lessee shall promptly upon demand reimburse Lessor for the full costs to the extent same are not covered by Lessor's insurance, or at Lessor's option, Lessor may notify Lessee of the necessity for such repairs, and Lessee, at its cost and expense, shall, with due diligence, commence and complete to Lessor's satisfaction the repairs within ten (10) days of Lessee's receipt of such notice.

              (b) "Common Area Charges" means all of the costs and expenses which are incurred by Lessor with respect to operation, management, maintenance and security of the building including the parking and other designated common areas in Park Place and the exterior walls of the buildings in Park Place, and those areas of Park Place which house mechanical, electrical or other equipment or are otherwise determined from time to time by Lessor to be used in operating or maintaining Park Place. "Common Area Charges" include, but are not limited to, the cost of maintaining, repairing, and replacing and repaving (when necessary) the parking and other designated common areas; supplies, tools and materials purchased and/or used in connection with repairs, maintenance and/or replacements; wages, salaries, and fringe benefits of all employees of the Lessor for the portion of time they are directly engaged in the operation, maintenance and security of Park Place, including license and fees (but excluding wages, salaries and benefits of executive employees); removing snow, ice, and debris from the roadways and parking areas for Lessee's use during normal business hours; removal of customary and normal trash; maintaining and repairing or repainting (when necessary) directional signs, pavement markings, and parking lot striping; repairing and replacing (when necessary) outdoor lighting facilities; maintaining the grass and otherwise caring for the replanting (when necessary) all shrubbery and landscape areas; providing such security as Lessor, in its sole discretion, deems advisable; accounting and legal fees for common areas at Park Place; utilities, heating, ventilation and air-conditioning charges allocable to designated common areas and other building service areas.

              (c) Starting with the Commencement Date and continuing throughout the Terms of this Lease, Lessee shall pay Lessor in advance as hereinafter described and as Additional Rent, Lessee's Pro-Rata Share of all Common Area Charges for said period. "Lessee's Pro-Rata Share" shall be a fraction, the numerator of which shall be the floor area within the Leased Premises and the denominator of which shall be the total floor area within all buildings in Park Place. The Initial Lessee's Pro-Rata Share shall be 7%.

              (d) On or before the Commencement Date, on or before the end of each and every Lease year, and at such other time(s) as is deemed desirable by lessor in its sole discretion, Lessor shall forward to Lessee a "Common Area Charges Statement", which shall contain Lessor's latest estimate of the Common Area Charges for the then current or the then upcoming (as the case may be) Lease Year, and a statement of Lessee's Pro-Rata Share thereof. Landlord's failure to forward, or to timely forward, any Common Area Charges Statement shall not excuse Lessee from its liability for Lessee's Pro-Rata Share of Common Area Charges.

              (e) Each month during the Term of this Lease, along with each monthly installment of Base Rent, beginning with the Commencement Date, Lessee shall pay to Lessor, in advance, an amount equal to one-twelfth (1/12th) of Lessee's Pro-Rata Share of the Common Area Charges as set forth in the then latest Statement. If the Commencement Date is a day other than the first day of a calendar month, then the amount of Common Area Charges due for the first month and the last month of the Term shall be pro rated on the basis of a thirty (30) day month. As soon as practicable near the end of each and every Lease Year, but no later than 90 days after the end of the Lease year, Lessor shall submit to Lessee an "Actual Common Area Charges Statement" prepared by Lessor showing that the Common Area Charges for the then preceding Lease Year actually were. With the next monthly installment of Base Rent due after Lessee's receipt of such Statement, Lessee shall pay Lessor or Lessor shall credit Lessee, as the case may be the difference between Lessee's Pro-Rata Share of the actual Common Area Charges for said Lease Year as shown on said Statement and the total of all Common Area Charges paid by Lessee to Lessor for said Lease Year.

         9.   NON-LIABILITY OF LESSOR
              -----------------------

              (a) Except as otherwise expressly provided in this Lease or unless caused by the negligence or intentional misconduct of Lessor or Lessor's employees, agents and contractors while acting within the scope of their employment, Lessor shall not be responsible or liable to Lessee for any loss or damage to persons or property, or any interference or interruption of Lessee's use of the Leased Premises, that may be occasioned by (I) water, gas, steam, wind or the bursting, stoppage or leaking of any pipes, sewer or water lines, or other conduits, fixtures or equipment; (ii) the interruption of any utility services to the Leased Premises caused by the utility company; (iii) any repairs, alterations, maintenance or additions to the Leased Premises or land and building of which they are a part; (iv) any casualty; (v) theft or other criminal conduct; or (vi) the acts or omissions of persons occupying any space adjacent to the Leased Premises.

              (b) No provisions of this Lease shall be deemed to confer any rights upon any person or entities other than the parties to this Lease, permitted successors and assigns and mortgages.

              (c) Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed that there shall be absolutely no personal liability on the part of Lessor, including partners in Lessor and their respective successors and assigns, with respect to its performance or observance of any of the terms, covenants and conditions of this Lease, and that Lessee shall look solely to the equity of the Lessor in the land and building of which the Leased Premises form a part for the satisfaction of each and every remedy of Lessee in the event of any breach by Lessor of any of the terms, covenants and conditions of this Lease to be performed or observed by Lessor, such exculpation of personal liability to be absolute and without any exception whatsoever.

              (d) If Lessor shall fail to comply fully with any of its obligations under this Lease, Lessee may seek and enforce specific performance of the Lease against Lessor and pursue such other equitable remedies as may be available to Lessee. Notwithstanding the foregoing, the result of such action shall be subject to the provisions of Paragraph 9(c) hereof.

         10.  INDEMNITY
              ---------

              Lessee agrees to indemnify and save Lessor harmless from and against any and all claims, demands, costs and expenses (including, but not limited to, reasonable attorneys' fees and litigation costs) for, or in connection with, any accident, injury or damage whatsoever to any person or property (I) arising directly or indirectly out of Lessee's use of occupation of the Leased Premises, (ii) occurring in, on or about the Leased Premises or on the sidewalks adjoining the same, or (iii) arising directly or indirectly from any act or omission of Lessee or any of Lessee's licenses, servants, agents, employees or contractors. The foregoing indemnity shall not apply to any such claim or demand proximately caused by the negligence or misconduct of Lessor, or its employees, agents and contractors while acting within the scope of their employment.

         11.  LIABILITY INSURANCE
              -------------------

              (a) Lessee, at Lessee's sole expense, shall obtain and maintain in effect at all times starting with the Commencement Date and continuing throughout the term of this Lease, a policy or policies of comprehensive general public liability insurance, insuring Lessor, Lessor's mortgagee(s) and Lessee against any liability for injury, death or property damage occurring upon, in or about any part of the Leased Premises or any appurtenances thereto, affording protection to the limits of not less than One Million Dollars ($1,000,000.00) with respect to bodily injury or death of any one person, and not less than Three Million Dollars ($3,000,000.00) with respect to any one incident, and not less than Five Hundred Thousand Dollars ($500,000.00) with respect to property damage. The foregoing minimum limits may, at Lessor's option and upon thirty
(30) days' notice to Lessee, be increased from time to time to reflect inflation or changed conditions.

              (b) The insurance policy(ies) required to be procured by Lessee under this Lease:

                   (i) Shall be issued by a reputable insurance company licensed to do business in the State of Maryland and shall have such form and content as shall be approved by Lessor.

                   (ii) Shall be written as primary policy coverage and not contributing with, or in excess of, any coverage which Lessor may carry.

                   (iii) Shall have an endorsement thereto to the effect that no act or omission by Lessee shall affect the obligation of the insurer to pay Lessor the full amount of any loss sustained by Lessor and shall contain an express waiver of any right of subrogation by the insurance company against Lessor, its agents and employees.

                   (iv)  Shall name Lessor as an additional named insured.

              (c) On or before the Commencement Date, and at least fifteen (15) days before the expiration date of the policy, Lessee shall deliver to Lessor a certificate of insurance evidencing the existence and good standing of the liability policy referred to in Paragraph 11(a), together with evidence of payment of all premiums. The insurance required to be carried under this Lease may be carried under a blanket policy covering the Leased Premises and other locations of Lessee. The insurance policy required to be carried by Lessee shall provide that such insurance policy shall not be canceled unless Lessor and Lessor's mortgagee(s) shall have received thirty (30) days' prior written notice of cancellation. In the event that Lessee shall, prior to the thirtieth (30th) day before any insurance policy will lapse or terminate, fail to furnish evidence of the coverage and pay the premium therefor for a period not exceeding one year, and the premiums so paid by Lessor shall be payable by Lessee, on demand, as Additional Rent.

         12.  HAZARD INSURANCE
              ----------------

              (a) Starting with the Commencement Date and continuing throughout the Term of this Lease, Lessee shall pay to Lessor, or such other party as Lessor shall designate by written notice to Lessee, as Additional Rent, Lessee's Pro-Rata Share, as defined in Paragraph 12(e) hereof, of the premiums and other charges (the "Premiums") that may be incurred or contracted for or by Lessor for fire and casualty insurance coverage for the land and buildings of which the Leased Premises form a part, including protection from such perils as may be insured against under a broad form extended coverage endorsement or on all risk of physical loss policy, and further including loss of rental coverage in an amount equal to the Rent for one (1) Lease Year. The premiums for all insurance to be obtained by Lessor under this Paragraph 12(a) shall be reasonably competitive with the premiums charged for similar insurance protection by reputable insurers for comparable properties. Lessee agrees that it will not store gasoline or other explosive, flammable or toxic material in the Leased Premises or do anything which may cause Lessor's insurance company to void the policy covering the Leased Premises or to increase the premium thereon, and that Lessee will immediately conform to all rules and regulations from time to time made or established by Lessor's insurance company or insurance rating bureau. Lessor will do everything reasonably possible and consistent with the conduct of Lessee's business to obtain the lowest possible rates for insurance on the Leased Premises. If, however, the cost to Lessor of obtaining insurance on the Leased Premises (or the building which the Leased Premises are located) is increased due to the Lessee's occupancy thereof, and the Lessor's insurer provides evidence that said increase is the direct cause of Lessee's occupancy, Lessee agrees to pay, promptly upon demand, as additional rental, any such increase.

              (b) On or before the Commencement Date and before the due date of each and every bill for the Premiums, Lessor shall forward to Lessee an "Insurance Statement" which shall contain an estimated statement of the amount due from Lessee from time to time as Lessee's Pro-Rata Share of the Premiums. Lessor's failure to forward, or to timely forward, any Insurance Statement shall not excuse Lessee from its liability for Lessee's Pro-Rata Share of the Premiums.

              (c) Each and every month during the Term of this Lease, along with its monthly installment of Fixed Rent, beginning on the Commencement Date, Lessee shall pay Lessor an amount equal to one-twelfth (1/12) of Lessee's Pro-Rata Share of the Premiums as set forth in the then latest Insurance Statement, which shall be credited toward Lessee's Pro-Rata Share of the Premiums when the same are due and payable. Should Lessee's monthly installment payments on account of Lessee's Pro-Rata Share of the Premiums for the period to which the Premiums relate exceed the actual amount of Lessee's Pro Rata Share of such Premiums, the excess amount shall be credited against Lessee's installments for Premium thereafter becoming due. If the Commencement Date is other than the first day of a period to which the Premiums relate, then the installments of the Premiums due from the Lessee shall be pro rated on the basis of a thirty (30) day month.

              (d) Notwithstanding the provisions of Paragraph 12(c) above, Lessor may, upon ten (10) days' written notice to Lessee, require Lessee to pay Lessee's Pro- Rata Share of the necessary Increased Premiums due to Lessee's occupancy at such times as the Premiums are due and payable to the respective insurance company or companies or in such manner as is required of Lessor under any mortgage, whether such payments be in lump sum or other installments.

              (e) Lessee's Pro-Rata of the Premiums shall be of all the Premiums due for the land and building of which the Leased Premises form a part. As used in this Paragraph 12, "Lessee's Pro Rata Share" shall be a fraction, the numerator of which shall be the floor area within the Leased Premises and the denominator of which shall be the total floor area within the building of which the Leased Premises form a part.

              (f) Lessor hereby releases Lessee from any liability and responsibility to Lessor to anyone claiming through or under Lessor by way of subrogation or otherwise, for any and all loss or damage to the Leased Premises caused by fire or any casualty covered by insurance to the extent insurance proceeds are received therefor, even if such fire or other casualty shall have been caused by the fault or negligence of Lessee, or anyone for whom Lessee may have been responsible. Lessor's insurance policies shall include appropriate clauses (i) waiving all rights of subrogation against Lessee with respect to losses payable under such policies, and (ii) agreeing that such policies shall not be invalidated should the insured waive in writing prior to a loss any and all rights of recovery against the other party hereto for losses covered by such policies.

         13.  DAMAGE TO THE DEMISED PREMISES
              ------------------------------

              (a) In the event of partial or total damage or destruction of the Leased Premises by fire, other casualty, or any cause whatsoever (except condemnation), Lessee shall give immediate notice to Lessor. If the damage or destruction is insured against by Lessor, this Lease shall continue in full force and effect, and, to the extent that insurance proceeds respecting such damage or destruction are subject to being utilized and, in fact, may be utilized by Lessor for repair, Lessor shall cause such damage or destruction to be repaired with reasonable speed at the expense of Lessor, except as otherwise hereinafter provided in this Paragraph 13. If in the reasonable opinion of Lessor the damage or destruction is such that repair thereof cannot reasonably be completed within ninety (90) days of the date the damage or destruction occurs, Lessor shall have the right to terminate this Lease by the giving of written notice to such effect to Lessee within thirty (30) days of the date of Lessor's receipt of Lessee's notice of damage or destruction. In no event shall Lessor be required to restore or repair Lessee's personal property or other contents within the Leased Premises. Due allowance shall be made for reasonable delay which may arise by reason of Lessor's adjustment of loss under insurance policies and on account of labor troubles or any other cause beyond Lessor's control. To the extent that the Leased Premises are rendered untenantable, the Rent and Additional Rent shall proportionately abate. If the damage or destruction is not covered by insurance maintained by Lessor or if insurance proceeds respecting the damage or destruction are not subject to being utilized for repair and, in fact, may be not so utilized, Lessor shall not be required to repair the damage or destruction. In the event the damage or destruction is so extensive to the building of which the Leased Premises are a part as to render it uneconomical, in Lessor's opinion, to restore the Leased Premises, the Lease, at the option of Lessor, shall be terminated upon written notice to Lessee and Lessee shall immediately thereafter vacate the Leased Premises and surrender the same to Lessor. No such termination shall release Lessee from any liability to Lessor from any of the obligations or duties imposed on Lessee under this Lease prior to the damage. Upon any termination of this Lease pursuant to his Paragraph 13(a), Rent and Additional Rent shall be prorated and adjusted to the date of such termination.

              (b) Lessee hereby waives any and all right of recovery which it might otherwise have against Lessor, its agents and employees, for loss or damage to Lessee's contents, furniture, furnishings, fixtures and other property removable by Lessee under the provisions of this Lease to the extent that the same is to be covered by Lessee's insurance thereunder, except where such loss or damage may result from the negligence of fault of Lessor, its agents, employees or contractors.

         14.  EMINENT DOMAIN
              --------------

              (a) If during the term of this Lease, the Leased Premises, or such a substantial portion of the Leased Premises as shall prevent Lessee from conducting its normal business, shall be taken by proper authority for public or quasi-public use, then Lessee may terminate this Lease by giving Lessor written notice of termination within thirty (30) days after receipt of notice of the taking, and Lessee's obligation to pay rent, taxes, and other charges shall terminate as of the date of the termination notice. If only a part of the Leased Premises is taken and the part not taken shall be reasonably sufficient for the purpose of conducting Lessee's normal business, this Lease shall remain in full force and effect, except that the Rent and Additional Rent shall be proportionately reduced.

              (b) All compensation awarded for any taking shall belong to and be the property of Lessor. Nothing contained herein, however, shall be construed to preclude Lessee from prosecuting any claim directly against the condemning authority for loss of business or depreciation, damage or cost of removal of personal property belonging to Lessee so long as the claim does not diminish or otherwise adversely affect Lessor's award or the award otherwise payable to Lessor's mortgagee.

         15.  CONDITION OF LEASED PREMISES; MAINTENANCE AND REPAIR
              ----------------------------------------------------

              (a) Except for the repairs that Lessor is specifically obligated to make under Paragraph 15(b) hereof, and except for repairs covered by contractor warranties held by Lessor for Lessor's benefit, during the term of this Lease, Lessee, at Lessee's sole cost and expense, shall promptly make all repairs, perform all maintenance, perform all custodial services and make all replacements in and to the Lease Premises that are necessary in order to keep the Leased Premises in good order and repair and in a safe and tenantable condition. Without limiting the generality of the foregoing, Lessee, at its sole cost and expense, is specifically required to make promptly all repairs to (i) any pipes, water and waste lines, ducts, wires or conduits beneath or in the Leased Premises or within the ceiling of the Leased Premises; (ii) any glass windows included within the Leased Premises; (iii) Leasee's sign(s); (iv) any electrical, natural gas (if any), heating, ventilating and air conditioning, plumbing, and other systems, equipment, fixtures and items installed in or servicing the Leased Premises; (v) the floors, ceilings and walls of the Leased Premises; (vi) the entrance and exit and auxiliary driveways, if any, which are part of and service the Leased Premises; and (vii) any portion of the Leased Premises damaged by Lessee's use or occupancy of the Leased Premises or by any act, omission or negligence of Lessee, or any of its respective employees, agents, invitees, licensees or contractors. All repairs, and replacements made by Lessee shall utilize materials and equipment which are at least equal in quality and usefulness to those originally used in the Leased Premises. Lessee, at Lessee's expense, shall enter into one (1) or more service contracts for the maintenance of the heating, ventilating and air conditioning systems and equipment. Lessee shall keep the Leased Premises free of all insects, rodents, vermin and pests of every type and kind. Lessee shall also, promptly and at its own expense, keep any sidewalks and curbs adjacent to the Leased Premises clean and free from snow, ice, dirt and rubbish. Lessee shall not (directly or by sufferance) place any equipment, materials or debris on the roof of the Leased Premises, or cut, drive nails into or otherwise mutilate such roof.

              (b) Lessor shall within thirty (30) days (or such longer period of time as may reasonably be required by Lessor) after written notice from Lessee with respect thereto, make necessary structural repairs to the exterior walls and shall keep in good order, condition and repair the exterior foundations, downspouts, gutters and roof of the Leased Premises and the portion of the plumbing and sewage system located outside the building in which the
Leased Premises are located (it being understood and agreed that Landlord's obligations exclude the exterior and interior of all windows, doors, plate glass and signs, and repairs required by any casualty except as otherwise covered by Paragraph 13 herein). Lessee shall, upon demand, reimburse Lessor for reasonable costs of making any such repairs or replacements caused by Lessee's use or occupancy of the Leased Premises or by any act, omission or negligence of Lessee, any subtenant or concessionaire of Lessee, or their respective employees, agents, invitees, licensees or contractors (excluding repairs or replacements caused by Lessee's normal use).

              (c) Lessee hereby covenants to contain all garbage, rubbish, waste, trash and debris generated in conjunction with its use of the Leased Premises in containers provided by Lessor (which shall be emptied no more than three times per week, but at least once a week) so as not to constitute a safety or fire hazard.

         16.  ALTERATIONS
              -----------

         Lessee shall not make any non-structural interior alterations, additions or improvements in or to the Leased Premises without the prior written consent of Lessor in each instance, which consent shall not be unreasonably withheld or delayed. Lessee shall not take any structural or exterior alterations, additions or improvements to the Leased Premises without the prior written consent of Lessor. Should Lessor fail to respond within fifteen (15) working days after Lessor's receipt of any written request from Lessee for Lessor's consent to any proposed alterations, additions or improvements, Lessor's consent shall be deemed to have been granted. All permitted alterations, additions and improvements made by Lessee shall be performed (i) in a good and workmanlike manner, (ii) in accordance with all applicable legal and insurance requirements, (iii) only after receipt by Lessee and presentation to Lessor of all necessary permits and licenses, and (iv) at Lessee's sole expense. Except for Lessee's removable trade fixtures, and all improvement made by Tenant in the processing and storage areas, all improvements, repairs, alterations and additions and all other non-trade fixtures, whether installed before or after the execution of this Lease, shall remain upon the Leased Premises at the expiration or sooner termination of this Lease and become the property of Lessor without payment therefor by Lessor, unless prior to the termination of this

Lease, Lessor shall have given written notice to Lessee to remove the same, in which event Lessee, at its expense, will remove such alterations, improvements, additions and/or fixtures and repair and restore any and all damage to the Leased Premises caused by the installation and/or removal thereof.

         17.  SIGNS
              -----

              Lessee may not install any sign without Lessor's prior written consent. All signs shall be in strict compliance with the sign criteria set forth in Exhibit "C" attached hereto and made part hereof. Lessee shall install all exterior signs for the Leased Premises at the cost and expense of Lessee. No sign, advertisement or notice shall be inscribed, painted, affixed or otherwise displayed on any part of the outside or the inside of the Leased Premises or the building of which the Leased Premises are a part, unless Lessor shall have approved the sign, advertisement, or notice in writing prior to installation of the same. If any sign, advertisement, or notice is exhibited by Lessee without having first obtained Lessor's approval thereof, Lessor shall have the right to remove the same and Lessee shall be liable for any and all expenses incurred by Lessor in said removal. No signs made of paper and visible from outside of the Leased Premises shall be allowed in the Leased Premises. No mobile sign, such as may be affixed to the side of a truck or a trailer or a mobile platform shall be permitted in the parking area.

         18.  LAWS AND INSURANCE STANDARDS
              ----------------------------

         Lessee shall, at Lessee's sole expense, promptly comply in every respect with all applicable laws, ordinances, rules and regulations of all federal, state, county, and municipal governments now in force or that may be enacted in the future, all applicable and enforceable directions, rules and regulations of the fire marshall, health officer, building inspector or other proper officers of any governmental agency having jurisdiction, and the applicable standards established from time to time by the National Board of Fire Underwriters, the National Fire Protective Association, or any similar bodies. Lessee expressly covenants and agrees to indemnify and save Lessor harmless from any penalties, damages or charges imposed for any violation of the foregoing. Notwithstanding the foregoing, Lessee shall not be required to make any changes or modifications to the Leased Premises, unless (a) the same are required due to Lessee's specific use and/or occupancy of the Leased Premises, (b) the same are required due to structural specifications (beyond building standard) required by Lessee, or (c) the same relate to repairs, maintenance or other responsibilities of Lessee under this Lease, e.g., Paragraph 15(a) hereof.

         19.  MECHANIC'S LIENS
              ----------------

              Lessee shall do all things necessary to prevent the filing of any mechanics' or other liens against the Leased Premises, or the land the building of which the Leased Premises are part, by reason of work, labor, services or materials supplied or claimed to have been supplied to Lessee or anyone holding the Leased premises, through or under Lessee. If any lien shall at any time be filed, Lessee shall either cause the lien to be discharged of record within ten

(10) days after knowledge of its filing or, if Lessee in its discretion and good faith determines that the lien should be contested, shall furnish such security as may be necessary to prevent the filing of any foreclosure proceedings during the pendency of the contest. If Lessee shall fail to discharge any lien within such period or fail to furnish such security, then, in addition to any other right or remedy, Lessor may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of lien by deposit in court or by giving security or in such other manner as is or may be prescribed by law. Lessee shall repay to Lessor on demand all sums disbursed or deposited by Lessor pursuant to the foregoing provisions, including the expenses and reasonable attorneys' fees incurred by Lessor. Nothing contained in this Lease shall imply that Lessee has any authority or consent from Lessor to subject Lessor's estate to any mechanics', materialman's or other lien.

         20.  ASSIGNMENT AND SUBLETTING
              -------------------------

              (a) Lessee shall not assign, mortgage or encumber any interest in this Lease or sublet all or any part of the Leased Premises without the prior written consent of Lessor. Lessor shall not unreasonably withhold or delay its consent to an assignment or subletting of this Lease.

              (b) No permitted assignment or subletting shall release, discharge or affect the liabilities of Lessee as provided for in this Lease, and Lessee shall at all times remain primarily liable under this Lease. An assignment by operation of law shall be deemed a prohibited assignment under this Paragraph.

         21.  INSOLVENCY
              ----------

              Lessor may, at its option, declare this Lessee terminated and reenter and resume possession of the Leased Premises, if Lessee shall be adjudicated a bankrupt or insolvent, or if a receiver or trustee shall be appointed for Lessee's business or property, or if Lessee shall file a petition in bankruptcy or insolvency, or if a petition or other proceeding shall be filed by or against Lessee seeking corporate or other reorganization, liquidation or other similar relief or if Lessee shall make an assignment or an arrangement for the benefit of creditors, or if an involuntary petition shall be filed against Lessee in bankruptcy or insolvency and such petition shall not be dismissed within sixty (60) days.

         22.  REMEDIES CUMULATIVE
              -------------------

              The various rights, elections and remedies of Lessor contained in this Lease shall be cumulative, and no one of them shall be construed as exclusive of any of the others, or of any right, priority or remedy allowed or provided for by law.

         23.  WAIVER OR DEFAULT
              -----------------

              The waiver by either party of any default in the performance by the other of any covenant shall not be construed to be a waiver of any preceding or subsequent default of the same or any other covenant contained herein. The subsequent acceptance of Rent or other sums by Lessor shall not be deemed a waiver of any preceding default other than the failure of Lessee to pay the particular rental or other sum so accepted.

         24.  HOLDING OVER
              ------------

              If Lessee shall hold possession of the Leased Premises after the end of the term or other termination of this Lease, Leases shall be deemed to be occupying the Leased Premises as a tenant from month to month, subject to all of the conditions, provisions and obligations of this Lease; provided, however, Lessee shall be liable for any and all damages and expense that Lessor may sustain by virtue of Lessee's holding over, including, but not limited to, any amount for which Lessor may be liable under, or as a result of, any other lease entered into by Lessor for a term beginning at or after the expiration of the term of this Lease. Nothing contained in this Lease shall be construed as a consent by Lessor to the occupancy or possession of the Leased Premises by Lessee after the expiration of the term of this Lease. Rather, at the end of the term of the Lease, Lessor shall be entitled to the benefit of all laws or ordinances relating to the recovery of the possession of lands and tenements held over by tenants that now may be in force or hereafter may be enacted, and Lessor may proceed under such laws or ordinances, without notice to Lessee, all statutory notice requirements being expressly waived by Lessee.

         25.  SURRENDER
              ---------

              Upon the expiration of the term of this Lease, Lessee immediately shall surrender the Leased Premises broom-clean and in good order and condition, ordinary wear and tear excepted. All of Lessee's personal property at or about the Leased Premises (but not permanently affixed parts of the Leased Premises) shall be removed by Lessee at or before the expiration of this Lease or shall be deemed abandoned by Lessee. Any damage to the Leased Premises caused by such removal shall be repaired by Lessee at its own expense.

         26.  DEFAULT
              -------

              (a) If Lessee fails to pay any Rent or Additional Rent when due and such failure continues for a period of five (5) days after Lessor shall have made written demand on Lessee for payment, or if Lessee otherwise is at any time in default under this Lease and continues in such default for a period of thirty
(30) days after Lessor shall have demanded in writing to Lessee that such default be cured, or if such latter default is not capable of being cured within a fifteen (15) day period, such additional time (not to exceed forty-five (45)
days) as is reasonably necessary to cure such default, provided Lessee promptly commences and diligently pursues to cure such default, then Lessor may, at Lessor's option, terminate this Lease (without releasing Lessee of liability) and by summary proceedings or other manner prescribed by law, reenter and take possession of the Leased Premises. If Lessor should so terminate this Lease, Lessee shall pay to Lessor as damages, upon demand, all expenses (including, without limitation, attorneys' fees) of any proceedings necessary in order for Lessor to recover possession of the Leased Premises and the expenses of reletting the Leased Premises (including, without limitation, reasonable attorneys' fees, brokerage commissions, and the costs of putting the Leaded Premises in good order and preparing it for reletting, plus either:

                   (i) Liquidated damages in an amount equal to the excess, if any, of the Rent and Additional Rent that would have been payable over the unexpired portion of the term of this Lease over the rental value of the Leased Premises for such unexpired portion of the term of this Lease, as discounted at the then publicly declared prime rate of the Federal Bank in Baltimore, Maryland; or

                   (ii) Damages in an amount to the excess, if any, of the monthly Rent and Additional Rent over the monthly rentals, if any, if fact collected by Lessor as the result of a reletting of the Leased Premises at such rent and upon such terms as Lessor, in its sole discretion, elects to accept. Separate actions may be maintained each month by Lessor to recover the damages then due as provided for in this subparagraph (ii) and any such action shall not prejudice the rights of Lessor to collect damages for any subsequent month in a similar proceeding.

              (b) No re-entry or reletting of the Leased Premises, whether or not the term of such reletting extends beyond the term of this Lease, shall be construed as an election by Lessor to: (i) accept a surrender of the Leased Premises, or (ii) release Lessee of any of its obligations under this Lease.

              (c) Should Lessor, pursuant to its rights under Paragraph 26(a) hereof, elect to terminate this Lease and reenter and take possession of the Leased Premises, Lessor shall use commercially reasonable efforts, under then prevailing circumstances, to relet the Leased Premises.

         27.  ACCESS TO LEASED PREMISES
              -------------------------

              (a) Lessor and its designees shall have the right (subject to being accompanied by Lessee's representative at all times for security reasons) to enter upon the Leased Premises at all reasonable hours, after 24 hours notice, (and in emergencies, at all times): (i) to inspect the same; (ii) to make repairs, additions, or alterations to the Leased Premises or the building in which the same are located or any property owned or controlled by Landlord;
(iii) to exhibit the Leased Premises to any prospective buyer, lessee or mortgagee or their respective agents or representatives; and (iv) for any lawful purpose.

              (b) For a period commencing three (3) months prior to the end of the term, Lessor may have reasonable access to the Premises for the purpose of exhibiting the same to prospective tenants and to post any "For Rent" or "For Lease" signs upon the Leased Premises.

         28.  SUBORDINATION AND ATTORNMENT
              ----------------------------

              (a) This Lease is subject and subordinate to the lien of all present and future mortgages and/or deeds of trust encumbering the Leased Premises, all present and future advances under such mortgages and/or deeds of trust, and all renewals, extensions, modifications, recastings or refinancings of such mortgages and/or deeds of trust. Lessee agrees that, in the event any proceedings are brought under or for the foreclosure of any such mortgage and/or deed of trust, Lessee shall, if requested to do so by the beneficiary under or holder of such mortgage and/or deed of trust or by any successor in interest to such beneficiary or holder, automatically become the lessee of such beneficiary, holder or successor in interest and shall automatically attorn to such beneficiary, holder and/or successor in interest and recognize such beneficiary, holder and/or successor in interest as the Lessor under this Lease. In confirmation of such attornment, however, Lessee shall, at the request of Lessor or any beneficiary, holder or successor in interest, promptly execute any requisite or appropriate certificate or other document for the benefit of such beneficiary, holder and/or successor in interest.

              (b) In the event that, after the date of this Lease, a bona fide loan shall be made by an insurance company, savings bank, commercial bank, trust company, or other lender and secured by a mortgage or deed of trust constituting a lien against any portion of the Leased Premises and said lender shall complete, execute and acknowledge a subordination, attornment, and non-disturbance agreement, then and in that event, Lessee shall subordinate this Lease to said mortgage or deed of trust by executing and acknowledging the said subordination, attornment and non-disturbance agreement.

              (c) Upon any assignment or termination of Lessor's interest in the Leased Premises, Lessee shall, upon request, attorn in writing to the new owner of the Leased Premises and shall pay to the new owner all rents and other monies required to be paid and perform all of the other obligations of Lessee under this Lease. Following any sale by Lessor of the property of which the Leased Premises are a part, all obligations to the assigning Lessor to Lessee shall cease and terminate and Lessee shall look solely to the successor for the performance of Lessor's duties hereunder.

              (d) Notwithstanding the foregoing, this Lease shall not be terminated so long as Lessee is not in default of any provisions in this Lease.

              (e)  Lessor shall,  within fifteen (15) days after the date hereof

(or prior to the effective date of any encumbrance mentioned in this Section 28 created after the date hereof) obtain from the holder of any such encumbrance, an agreement whereby if such holder or any successor in interest shall come into possession of the Leased Premises, or any part thereof, by dispossession, foreclosure or otherwise, or shall become the owner of such property, or take over the rights of Lessor to such property, said holder shall not disturb the possession, use or enjoyment of the Leased Premises by Lessee, its successors or assigns, nor disaffirm this Lease or Lessee's rights or estate granted hereunder, so long as Lessee performs all of its obligations in accordance with the terms of this Lease.

         29.  RIGHT TO CURE DEFAULTS
              ----------------------

              (a) If Lessee shall fail to comply fully with any of its obligations under this Lease, then, in addition to Lessor's other rights, but not the duty, to cure such breach at Lessee's expense. Lessee agrees to reimburse Lessor, within fifteen (15) days after Lessor submits a statement of the amount due, as Additional Rent, for all expenses incurred by Lessor as a result of any efforts made by Lessor to cure any such breach.

              (b) If Lessor shall fail to comply fully with any of its obligations under this Lease, then, in addition to Lessee's other rights and remedies under this Lease at law and in equity, Lessee shall have the right, but not the duty, to cure such breach at Lessor's expense; provided that prior to the exercise of such right to cure, Lessee shall give Lessor written notice specifying the nature of the breach and Lessor shall be entitled to ten (10) days after receipt of such notice within which to cure said breach or such additional time as may be necessary if such breach is not susceptible to cure within said ten (10) days, in which case Lessor shall commence to cure within said ten (10) day period. Lessor agrees to reimburse Lessee, within fifteen (15) days after Lessee submits a statement of the amount due, for all expenses incurred by Lessee as a result of any efforts by Lessee to cure any such breach. If Lessor fails to reimburse Lessee as aforesaid, Lessee may offset the amount due against the payments of Rent becoming due hereunder unless Lessor give written notice of dispute within said fifteen (15) day period either to the existence of any default or the reasonableness of the amount expended to cure. In the event such notice of dispute is given, the provisions of subparagraph (c) shall govern. The right to setoff against Rent shall be subordinate to and there shall be no setoff against the holder of any mortgages or deed of trust or any purchaser at foreclosure or deed in lieu thereof on all or any portion of the Leased Premises. The amount of all setoffs shall be limited to the cumulative sum of One Hundred Thousand Dollars ($100,000.00).

              (c) If Lessor has given notice of dispute as provided in subparagraph (b), Lessee may have the issues of whether the Lessor is in default of its obligations or the reasonableness of the amount of expenditures determined by arbitration. Pending the results of such arbitration, there shall be no setoff. In the event the arbitrators determine that Lessor was in default, Lessor shall pay all costs of arbitration and Lessee shall have the right to offset all of its costs and expenses of remedying such default (including unreimbursed costs of the arbitration proceeding) against the payments of Rent becoming due hereunder, subject to the limitations set forth in subparagraph (b) above. If the arbitrators determine that Lessor was not in default, then Lessee will pay all of the arbitration.

              (d)  If Lessor is determined  to be in default in its  obligations under Paragraph 15(c) of this Lease and Lessee shall remedy such default in accordance with the preceding paragraph, Lessee shall be entitled to offset one hundred fifteen percent (115%) of the costs and expenses of remedying such default, with the additional fifteen percent (15%) being to reimburse Lessee for its overhead.

         30.  BROKERAGE
              ---------

              Lessor hereby acknowledges that Montgomery Realty ("Broker") has served as Lessor's agent in connection with this Lease and agrees to pay said Broker a commission as per a separate agreement between Lessor and Broker.

Lessor warrants to Lessee and Lessee warrants to Lessor that it has not dealt with any other broker or real estate agent or finder in connection with this Lease and that, except for the aforesaid commission payable to Broker, no right or claim for commission or other compensation has been created by its actions with respect to this Lease. Lessor and Lessee shall indemnify and hold each other harmless against all loss, liability or expense, including reasonable attorney's fees and litigation costs, incurred by the other to the extent one or the other is shown to be in breach of the foregoing warranties.

         31.  EFFECT OF CONVEYANCE
              --------------------

              If during the term of this Lease Lessor sells its interest in the Leased Premises or this Lease, then from and after the effective date of such sale, Lessor shall be released and discharged from any and all further obligations and responsibilities under this Lease except those already accrued. Any such sale shall be subject to this Lease and Lessor shall require any purchaser to acknowledge the existence of Lessee's tenancy.

         32.  INTERPRETATION
              --------------

              The captions by which the paragraphs of this Lease are identified are for convenience only and shall have no effect upon the interpretation of this Lease. Whenever the context so requires, the singular number shall include the plural, and plural shall refer to the singular and the neuter gender shall include the masculine and feminine genders. If any provision of this Lease shall be held to be unenforceable by a court, the remaining provisions shall remain in effect and shall in no way be impaired.

         33.  ENTIRE INSTRUMENT
              -----------------

              All of the agreements previously and contemporaneously made by the parties are contained in this Lease, and this Lease cannot be modified in any respect except by a writing executed by Lessor and Lessee.

         34.  ESTOPPEL CERTIFICATES
              ---------------------

              Recognizing that both parties may find it necessary to establish to third parties, such as accountants, banks, mortgagees or the like, the then current status of performance hereunder, either party, on the written request of one to the other made from time to time, will promptly furnish a written certificate on the status of any matter pertaining to this Lease in such form and substances as may from time to time be reasonably required.

         35.  NOTICES
              -------

              Any notices and other communications required or permitted to be given by either party to the other shall be in writing and shall be deemed to have been served when hand delivered or, if the United States Mail is used, on the second business day after the notice is deposited in the United States Mail, postage prepaid, registered or certified mail, or by overnight delivery service, and addressed to the parties as follows:

         To Lessee:               Jacques R. Rubin
                                  9000 Virginia Manor Road, Suite 290
                                  Beltsville, Maryland  20705

         To Lessor:               Muirkirk Manor Associates Limited Partnership
                                  9000 Virginia Manor Road, Suite 201
                                  Beltsville, Maryland   20705


Either party, by written notice to the other, may change its address to which notices are to be sent.

         36.  WAIVER
              ------

              Any waiver of either Lessor or Lessee of any default, breach or failure by the other to comply with any term, condition, or provision of this Lease shall not constitute a waiver of any other default, breach or failure by such defaulting party. No covenant, term or condition of this Lease shall be deemed to have been waived by either party unless such waiver be in writing and signed by the party to be charged therewith.

         37.  QUIET ENJOYMENT
              ---------------

              So long as Lessee is not in default beyond applicable grace periods, Lessee shall have peaceful and quiet use and possession of the Leased Premises without hindrance on the part of Lessor or any person claiming by, through or under Lessor.

         38.  RECORDING THIS LEASE
              --------------------

              Lessee may not record either this Lease nor a memorandum thereof among or in any public records without Lessor's prior written consent.

         39.  GOVERNING LAW
              -------------

              All questions with respect to construction of this Lease and the rights and liabilities of the parties shall be determined in accordance with the laws of the State of Maryland.

         40.  BENEFIT
              -------

              Subject to the restrictions on assignment and subletting set forth in Paragraph 20, the covenants, terms and conditions of this Lease shall inure to the benefit of and be binding upon Lessor and Lessee and their respective successors and assigns.

         41.  REASONABLE CONSENT
              ------------------

              Wherever in this Lease Lessor or Lessee is required to obtain the consent or approval of the other, it is agreed that such consent or approval shall not be unreasonably withheld or delayed.

         42.  TIME OF ESSENCE
              ---------------

              Time is of the essence in the performance of all of Lessor and Lessee's obligations under this Lease.

              (See Lease Addendum for Paragraphs 43 and 44)

         IN WITNESS WHEREOF, the parties have executed this Lease on the day and year first above written.



WITNESS:                              LESSOR:

                                      MUIRKIRK MANOR ASSOCIATES
                                      LIMITED PARTNERSHIP,
                                      a Maryland limited partnership

                                      By: THE ANASTASI STEPHENS GROUP, INC.


/s/ Cindi R. Caplan                   /s/ Joseph Anastasi
-------------------                   -------------------


WITNESS:                              LESSEE:


                                      BIO SCIENCE CONTRACT PRODUCTION CORP.
                                      a Maryland corporation

/s/ Cindi R. Caplan                   /s/ Jacques R. Rubin, President
-------------------                   -------------------------------

                              EXHIBIT "B" (PART II)

                                 LEASE ADDENDUM
                                 --------------

                                  (PARK PLACE)


         THIS LEASE ADDENDUM made as of the 12 day of November, 1991, is attached to and made part of that certain Lease of even date herewith (the
"Lease")  by and  between  MUIRKIRK  MANOR  ASSOCIATES  LIMITED  PARTNERSHIP,  a
Maryland limited partnership ("Lessor"), and Bio Science Contract Production Corp., a Maryland corporation ("Lessee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Lessor and Lessee have agreed to amend, supplement and/or modify the Lease as herein provided, Landlord and Tenant hereby agree as follows:

         2.   TERM - OPTION
              -------------

         Lessee, at its option, shall have the right to extend the Term of this Lease on the same terms and conditions, as the original term thereof, except as otherwise provided in this Addendum with respect to the amount of Base Rent due during the respective extension period, for Two (2) additional consecutive term of Five (5) years (the "Extension Period"), subject to the satisfaction of the following conditions:

         (i) Lessee's option to extend the Lease for the Extension Period shall be exercisable only by written notice to Lessor at least ninety (90) days prior to the commencement date of the Extension Period. If Lessee does not give Lessor written notice as aforesaid, Lessee shall be deemed to have not exercised its respective extension option.

         (ii) At the time of exercise of the option and at the commencement of the Extension Period, Lessee shall not be in default under the Lease beyond any applicable grace period.

         (iii) Upon exercising the option, the Base Rent will be the product obtained by multiplying the Base Rent for the immediately preceding Lease Year by one hundred four percent (104%).

              LESSEE IMPROVEMENTS
              -------------------

              (a) Lessor has agreed to construct and complete the installation of lessee improvements, as set forth in Exhibit "B" to the Lease, within a budget of one hundred and twenty thousand and 00/100 ($120,000.00) toward the improvements requested by the lessee and it is agreed that the demising wall and
 .60 per S.F. for design is part of the above allowance. It is agreed that all plans, specifications, the General Contractor and its sub contractors, as well as their work schedule, will be approved by the lessor or its Architect. Payments to the General Contractor will be made in accordance with the schedule and method established by the lessor and its lender.

              (b) In the event that the cost of constructing and installing the lessee improvements to the Leased Premises exceeds the $120,000.00, lessee shall pay directly to the General Contractor the difference between the cost and the allowance.

              (c) It is further agreed that the Lessee accepts Suite 280 (formerly occupied by Homes Oil) in as is condition and the above allowance in
(a) will be used for improvements, if any, in that suite.

         IN WITNESS WHEREOF, the parties have executed this Lease Addendum on the day and year first above written.



ATTEST:                             LESSOR:

                                    MUIRKIRK MANOR ASSOCIATES LIMITED
                                    PARTNERSHIP,
                                     A Maryland limited partnership

                                    By:  THE ANASTASI STEPHENS GROUP, INC.,
                                         its general partner



/s/ Cindi R. Caplan                 By:  /s/ Joseph Anastasi
-------------------                      -------------------



                                    LESSEE:

                                    BIO SCIENCE CONTRACT PRODUCTION CORP.
                                    a MARYLAND corporation


/s/ Cindi R. Caplan                 By:  /s/ Jacques R. Rubin, President
-------------------                      -------------------------------

                                   EXHIBIT "C"

                                   THIRD LEASE
                                   -----------


                                      LEASE
                                      -----

                                  (PARK PLACE)


         THIS LEASE, made as of this 20th day of March, 1992, by and between MUIRKIRK MANOR ASSOCIATES LIMITED PARTNERSHIP, a Maryland Limited partnership ("Lessor"), and BIO SCIENCE CONTRACT PRODUCTION CORP., a Maryland corporation ("Lessee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         That in consideration of the rent and mutual covenants and agreements contained herein, and intending to be legally bound hereby, Lessor and Lessee agree as follows:

         1.   DEMISED PREMISES
              ----------------

              The Lessor leases to the Lessee all of that certain space described as Suite No. 260, 9000 Virginia Manor Road, containing approximately 8,100 square feet of gross leasable area, as is outlined in red on the plat attached to and made a part of this Lease as Exhibit "A" (the "Leased Premises"), and located in Park Place, Prince George's County, Maryland. Lessor shall construct and complete the Leased Premises in compliance with the plans and specifications set forth in Exhibit "B" attached hereto and made part hereof. "Delivery of Possession" of the Leased Premises by Lessor to Lessee shall be deemed to have been made when Lessor's architect certifies in writing that construction of the Leased Premises shall have been completed.

         2.   TERM
              ----

              The term (the  "Term") of this Lease  shall be for a term of Eight
(8) years, eleven (11) months, commencing on the 1sT day of April, 1992, (the "Commencement Date") and shall expire on the last day of February, 2001. If the Term of the Lease does not begin on the date specified herein for reasons other than the fault of Lessee, then the expiration date shall be moved for the commensurate amount of the delay and the rent shall be prorated accordingly. If the term commences or ends in mid-month, the rent payable for that month (including, without limitation, Additional Rent) shall be prorated and paid on the date of commencement or termination.

         3.   RENT
              ----

              (a)  The rent (the "Base Rent") shall be:

                      Year                Square Foot Rate
                      ----                ----------------

                        1                     $  9.50
                        2                     $  9.53
                        3                     $ 10.18
                        4                     $ 10.53
                        5                     $ 10.90
                        6                     $ 11.28
                        7                     $ 11.68
                        8                     $ 12.09
                        9                     $ 12.51


The term "Lease Year" shall mean each twelve (12) month period during the term of this Lease commencing on the Commencement Date. The Base Rent shall be payable, in advance, in equal monthly installments, the first monthly installment to be due and payable on the Commencement Date and each subsequent monthly installment to be due and payable on the first day of each and every month thereafter during the term of this Lease.

              (b) All moneys payable by Lessee under the terms of this Lease, other than Base Rent, as adjusted from time to time, shall be deemed "Additional Rent."

              (c)  Lessee  shall make all  payments of Base Rent and  Additional
Rent on a timely basis, without demand and without deduction, setoff or counterclaim, except as expressly permitted in Paragraph 29(b) hereof. All payments of Rent and Additional Rent shall be made by good and valid check, payable to The Anastasi Stephens Group, Inc., agent, 9000 Virginia Manor Road, Suite 201, Beltsville, Maryland 20705, or to such other party or to such other address as Lessor may designate from time to time by written notice to Lessee. If Lessor shall at any time or times accept Base Rent or Additional Rent after it shall become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute, or be construed as, a waive of any or all of Lessor's rights hereunder. If any payment of Base Rent or Additional Rent is not made within ten (10) days of when due, a late charge of five percent (5%) of the amount of such payment shall be imposed, Lessor shall be entitled to require the payment of Base Rent and Additional Rent by certified check if the check for any payment by Lessee shall be dishonored by its Bank.

              (d) Except for the obligations of Lessor expressly set forth herein, this Lease is a "net lease" and Lessor shall receive the Base Rent hereinabove provided as net income from the Leased Premises, not diminished by any imposition of any expenses or charges required to be paid to maintain and carry the Leased Premises or to continue the ownership of Lessor, other than payments under any mortgages now existing or hereafter created by Lessor, and Lessor is not and shall not be required to render any services of any kind to Lessee.

         4.   SECURITY DEPOSIT
              ----------------

              (a) Lessee has, simultaneously with the execution of this Lease, deposited with Lessor, in cash or by check subject to collection, the sum of eight thousand ($8,000.00). Said deposit shall be held as security for the faithful performance by Lessee of the terms, covenants, provisions and conditions of this Lease. It is agreed that in the event Lessee defaults in respect to any of the terms, covenants, provisions and conditions of this Lease, including (but not limited to) the payment of Base Rent or Additional Rent, and fails to cure any such defaults within applicable grace periods, Lessor may use, apply or appropriate the whole or any part of the security so deposited to the extent required for the payment of any Base Rent or Additional Rent or for the curing of any defaults by Lessee hereunder pursuant to Paragraph 29 hereof;
provided, however, that no such use, application, or appropriation of the deposit shall be deemed to relieve Lessee of any breach of this Lease and shall be in addition to other remedies under this Lease.

              (b) Should the entire deposit or any portion thereof be appropriated and applied by Lessor under the foregoing provisions, then Lessee shall (upon the written demand of Lessor) forthwith remit to Lessor a sufficient amount in cash to restore said security to the original sum deposited, and Lessee's failure to do so within ten (10) days after receipt of such demand shall itself constitute an event of default under this Lease.

              (c) The security deposit (less any amounts applied as provided in subsection (a) above) shall be returned to Lessee within thirty (30) days after the date fixed as the end of the Term of this Lease and delivery of entire possession of the Leased Premises to Lessor.

              (d) In the event of a sale, leasing or other transfer of the land and building of which the Leased Premises forms a part, Lessor shall have the right to transfer the security and be released by Lessee from all liability for the return of such security deposit. Lessee shall look to the new Lessor solely for the return of said deposit. The provisions of this Paragraph 4(d) shall apply to every transfer or assignment made of the security deposit to a new Lessor.

              (e) Lessee covenants that it will not assign or encumber or attempt to assign to encumber the security deposited herein and that neither Lessor nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

              (f) Lessee shall not be entitled to any interest on the security deposit, and such funds need not be segregated or held as escrow by Lessor.

              (g) It is expressly understood and agreed that, in the event of any termination of this Lease or re-entry upon or reletting of the Leased Premises on account of any default on the part of Lessee under this Lease, then, and in such event, the deposit shall be retained and be subject to appropriation by Lessor until this Lease would, by its terms, have expired absent such default.

         5.   USE
              ---

              Lessee will use and occupy the Leased Premises solely for the purpose of Offices and operation of a vaccine research and production facility. The Leased Premises may not be used for any other purpose without the prior written consent of Lessor, which consent shall not be unreasonably withheld. The Leased Premises shall not be used for the storage, distribution or sale of any pornographic or "adult rated" materials. Lessee shall not use the Leased Premises for any purpose or activity which is noxious or unreasonably offensive because of the emission of noise, smoke, dust, vibration or odors. Tenant shall not use the plumbing facilities for any purpose injurious to same or dispose of any garbage or any other foreign substance therein, nor place a load on any floor in the Leased Premises exceeding the floor load of 250 per square foot which such floor was designed to carry, nor install, operate and/or maintain in the Leased Premises and heavy equipment which could cause injury to the Lease Premises, nor install, operate and/or maintain in the Leased Premises any electrical equipment which will overload the electrical system therein, or any part hereof, beyond its capacity for proper and safe operation as determined by the Lessor or which does not bear underwriter's approval. Lessee shall not use the Leased Premises in any manner or for any purpose which violates any rule, regulation, law, ordinance, or requirements of any governmental agency.

         6.   TAXES
              -----

              (a) As additional rent hereunder, at least thirty (30) days before any fine, penalty or interest or cost may be added thereto for the non-payment thereof (or sooner if elsewhere herein required), Lessee shall pay throughout the term of this Lease all levies, taxes, assessments, water and sewer rents and charges, liens, charges for public utilities and all other charges, imposts or burdens of whatsoever kind and nature which at any time during the term of this Lease may be assessed or imposed by any federal, state or municipal government or public authority, or under any law, ordinance regulation thereof or pursuant to any recorded covenants or agreements (all of which are hereinafter referred to as "Impositions"), upon or with respect to the Leased Premises, any improvements made thereto, or this Lease. Additionally, Lessee shall pay a proportionate share of any Imposition which is not imposed upon the Leased Premises as a separate entity but which is imposed upon the land or the building or upon the appurtenances, leases, rents, transactions or documents relating to the lot or the building. Provided, however, that any Imposition shall be apportioned for the first and last fiscal tax years covered by the term hereof. "Impositions" shall include, but not be limited to, any and all governmental or quasi-governmental levies, fees, assessments, taxes and charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, with respect to such land and building (excluding taxes paid on Lessor's income but including sales tax or excise tax imposed by any governmental authority upon the Base Rent payable by Lessee hereunder).

              (b) Notwithstanding the foregoing provisions of this Article 6, Lessor shall have the right, at its option, to require Lessee to pay to Lessor or to any mortgagee, at the time when the monthly installment of Base Rent is payable, an amount equal to one-twelfth (1/12) of the annual impositions as estimated by Lessor. If Lessor elects to have Lessee make such payments, Lessee also shall pay to Lessor or to such mortgagee, as the case may be, at least thirty (30) days before any fine, penalty, interest or cost may be added thereto for the non-payment thereof, the amount by which the impositions becoming due exceed the monthly installment payments on account thereof previously made by Lessee. Should Lessee's monthly installment payments on account of Lessee's share of impositions for any tax year exceed the actual amount of Lessee's share of such impositions, the excess amount shall be credited against Lessee's installments for impositions thereafter becoming due. The amounts paid by Lessee pursuant to this paragraph (b) shall be used to pay the impositions, but such amounts shall not be deemed to be trust funds and no interest shall be payable thereon.

              (c) During any part of the Term of this Lease which shall be less than a full tax fiscal year, any Taxes shall be pro rated on a daily basis between the parties, to the end that Lessee only shall pay its share of Taxes attributable to the portion of the tax fiscal years occurring within the term of this Lease.

              (d) Lessee shall pay promptly, and when due, all taxes, fees, licenses, assessments and other charges levied or imposed upon the business of the Tenant or upon any fixtures, furnishings or equipment in the Leased Premises.

              (e) If due to a future change in the method of taxation or in the taxing authority, a franchise, gross receipts, transit, rent or other tax or other governmental imposition, however designated, shall be levied against Lessor in substitution (in whole or in part) for, or in addition to, said "Impositions" as currently defined), then such franchise, gross receipts, transit, rent or other tax or governmental impositions shall be deemed to be included within the definition of "Impositions" for the purposes of this Lease. The term "Impositions" also includes all costs reasonably incurred in any proceeding brought by Lessor to reduce said Taxes.

              (f) Lessor may institute any proceedings with respect to the assessed valuation of Park Place or any part thereof, and Lessee shall cooperate with, and participate in, any and all such proceedings. If, after Lessee shall have made the required payment of Taxes hereunder, Lessor shall receive a refund of any portion thereof, then, within thirty (30) days after Lessor's receipt of such refund, Lessor shall pay to Lessee Lessee's pro rata share of the amount of the refund, less all costs and expenses (including, but not limited to, attorneys' and appraiser' fees) expended for incurred in obtaining such refund. Lessee may not institute any proceedings with respect to the assessed valuation of Park Place or any part thereof.

         7.   UTILITIES
              ---------

              Starting with the Commencement Date and continuing throughout the Term of the Lease, Lessee shall be solely responsible for and shall pay, as and when the same become due and payable and as hereinafter provided, all rents, rates, costs and charges for water services, sewer service, electricity, gas, heat, steam, power, telephone (and other communication services), and any other utilities or services rendered or supplied to, upon or in connection with, or used or consumed within or in servicing, the Leased Premises, and all other utility costs and expenses involved in the use of the Leased Premises throughout the term of this Lease, and Lessee shall indemnify Lessor and save Lessor harmless against any costs liability or damages on such account. Unless otherwise agreed in writing by Lessor or Lessee, Lessee shall, promptly upon Delivery of Possession of the Leased Premises and at Lessee's own expense, pay for the installation of separate meters for all utilities servicing the Leased Premises and place said meters and related utility accounts in Lessee's own name. Lessee shall pay all separately metered charges to the respective public utility companies. With respect to each utility which is not separately metered for the Leased Premises, Lessee shall pay Lessor, as Additional Rent, Lessee's proportionate share of the total cost and fees therefore attributable to those areas of the warehouse/office buildings which are not separately metered.

         8.   COMMON AREA MAINTENANCE
              -----------------------

              (a) Subject to the provisions of this Lease, Lessor grants to Lessee, its employees, agents, customers and invitees during the Term hereof the non-exclusive use, in common with Lessor and other tenants and occupants of Park Place and their respective employees, agents, customers and invitees and in common with such others as Lessor may designate from time to time, of all non-allocated parking areas within Park Place for pedestrian and vehicular ingress and egress and the accommodation and parking areas within Park Place for pedestrian and vehicular ingress and egress and the accommodation and parking automobiles as required by the Lessee in conducting normal business activities of Lessee within the Leased Premises. Lessor reserves the right, however, to designate certain portions of the parking areas within Park Place for parking of trucks, vans, and other vehicles, and to designate for the specific account of Lessee, or other tenants in Park Place, specific parking areas or spaces constructed with Park Place. Notwithstanding anything contained in this Lease to the contrary, Lessor shall have the right, at any time and from time to time, to change the size, location and nature of the parking areas (so long as the number of parking spaces is not reduced) and/or other common areas within Park Place. All parking areas and related facilities which may be furnished by Lessor in or near the Leased Premises, including employee parking areas, truck way or ways, loading docks, pedestrian sidewalks and ramps, landscaped areas, and other areas and improvements which may be provided by Lessor for the general use, in common with Lessor and other tenants, and their respective employees, agents, customers and invitees, shall at all time be subject to the exclusive control and management of Lessor, and Lessor shall have the right, from time to time, to establish, modify and enforce reasonable rules and regulations with respect to all parking areas and other facilities and areas mentioned in this paragraph. Lessee agrees to abide by and conform with all such rules and regulations upon notice thereof and to cause its employees, agents, customers and invitees to do the same. Lessor shall have no liability to Lessee for use of the parking areas by Lessor or other tenants and occupants of Park Place and their respective employees, agents, customers, or other third parties. No provision of this Lease shall be construed as a demise to Lessee of the parking or any other common area) within Park Place. If any repairs (excluding repairs caused by Lessee's normal use) to the parking or other common areas within Park Place are necessitated by reason of any act or omission by Lessee or its employees, agents, customers or invitees, then, if Lessor chooses to do so, Lessor may make such repairs and Lessee shall promptly upon demand reimburse Lessor for the full costs to the extent same are not covered by Lessor's insurance, or at Lessor's option, Lessor may notify Lessee of the necessity for such repairs, and Lessee, at its cost and expense, shall, with due diligence, commence and complete to Lessor's satisfaction the repairs within ten (10) days of Lessee's receipt of such notice.

              (b) "Common Area Charges" means all of the costs and expenses which are incurred by Lessor with respect to operation, management, maintenance and security of the building including the parking and other designated common areas in Park Place and the exterior walls of the buildings in Park Place, and those areas of Park Place which house mechanical, electrical or other equipment or are otherwise determined from time to time by Lessor to be used in operating or maintaining Park Place. "Common Area Charges" include, but are not limited to, the cost of maintaining, repairing, and replacing and repaving (when necessary) the parking and other designated common areas; supplies, tools and materials purchased and/or used in connection with repairs, maintenance and/or replacements; wages, salaries, and fringe benefits of all employees of the Lessor for the portion of time they are directly engaged in the operation, maintenance and security of Park Place, including license and fees (but excluding wages, salaries and benefits of executive employees); removing snow, ice, and debris from the roadways and parking areas for Lessee's use during normal business hours; removal of customary and normal trash; maintaining and repairing or repainting (when necessary) directional signs, pavement markings, and parking lot striping; repairing and replacing (when necessary) outdoor lighting facilities; maintaining the grass and otherwise caring for the replanting (when necessary) all shrubbery and landscape areas; providing such security as Lessor, in its sole discretion, deems advisable; accounting and legal fees for common areas at Park Place; utilities, heating, ventilation and air-conditioning charges allocable to designated common areas and other building service areas.

              (c) Starting with the Commencement Date and continuing throughout the Terms of this Lease, Lessee shall pay Lessor in advance as hereinafter described and as Additional Rent, Lessee's Pro-Rata Share of all Common Area Charges for said period. "Lessee's Pro-Rata Share" shall be a fraction, the numerator of which shall be the floor area within the Leased Premises and the denominator of which shall be the total floor area within all buildings in Park Place. The Initial Lessee's Pro-Rata Share shall be 4.50%.

         The Company is, and from time to time becomes, involved in various claims and lawsuits that are incidental to its business. In the opinion of the Company's management, there are no material legal proceedings pending against the Company.

              (d) On or before the Commencement Date, on or before the end of each and every Lease year, and at such other time(s) as is deemed desirable by lessor in its sole discretion, Lessor shall forward to Lessee a "Common Area Charges Statement", which shall contain Lessor's latest estimate of the Common Area Charges for the then current or the then upcoming (as the case may be) Lease Year, and a statement of Lessee's Pro-Rata Share thereof. Landlord's failure to forward, or to timely forward, any Common Area Charges Statement shall not excuse Lessee from its liability for Lessee's Pro-Rata Share of Common Area Charges.

              (e) Each month during the Term of this Lease, along with each monthly installment of Base Rent, beginning with the Commencement Date, Lessee shall pay to Lessor, in advance, an amount equal to one-twelfth (1/12th) of Lessee's Pro-Rata Share of the Common Area Charges as set forth in the then latest Statement. If the Commencement Date is a day other than the first day of a calendar month, then the amount of Common Area Charges due for the first month and the last month of the Term shall be pro rated on the basis of a thirty (30) day month. As soon as practicable near the end of each and every Lease Year, but no later than 90 days after the end of the Lease year, Lessor shall submit to Lessee an "Actual Common Area Charges Statement" prepared by Lessor showing that the Common Area Charges for the then preceding Lease Year actually were. With the next monthly installment of Base Rent due after Lessee's receipt of such Statement, Lessee shall pay Lessor or Lessor shall credit Lessee, as the case may be the difference between Lessee's Pro-Rata Share of the actual Common Area Charges for said Lease Year as shown on said Statement and the total of all Common Area Charges paid by Lessee to Lessor for said Lease Year.

         9.   NON-LIABILITY OF LESSOR
              -----------------------

              (a) Except as otherwise expressly provided in this Lease or unless caused by the negligence or intentional misconduct of Lessor or Lessor's employees, agents and contractors while acting within the scope of their employment, Lessor shall not be responsible or liable to Lessee for any loss or damage to persons or property, or any interference or interruption of Lessee's use of the Leased Premises, that may be occasioned by (i) water, gas, steam, wind or the bursting, stoppage or leaking of any pipes, sewer or water lines, or other conduits, fixtures or equipment; (ii) the interruption of any utility services to the Leased Premises caused by the utility company; (iii) any repairs, alterations, maintenance or additions to the Leased Premises or land and building of which they are a part; (iv) any casualty; (v) theft or other criminal conduct; or (vi) the acts or omissions of persons occupying any space adjacent to the Leased Premises.

              (b) No provisions of this Lease shall be deemed to confer any rights upon any persons or entities other than the parties to this Lease, permitted successors and assigns and mortgages.

              (c) Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed that there shall be absolutely no personal liability on the part of Lessor, including partners in Lessor and their respective successors and assigns, with respect to its performance or observance of any of the terms, covenants and conditions of this Lease, and that Lessee shall look solely to the equity of the Lessor in the land and building of which the Leased Premises form a part for the satisfaction of each and every remedy of Lessee in the event of any breach by Lessor of any of the terms, covenants and conditions of this Lease to be performed or observed by Lessor, such exculpation of personal liability to be absolute and without any exception whatsoever.

              (d) If Lessor shall fail to comply fully with any of its obligations under this Lease, Lessee may seek and enforce specific performance of the Lease against Lessor and pursue such other equitable remedies as may be available to Lessee. Notwithstanding the foregoing, the result of such action shall be subject to the provisions of Paragraph 9(c) hereof.

         10.  INDEMNITY
              ---------

              Lessee agrees to indemnify and save Lessor harmless from and against any and all claims, demands, costs and expenses (including, but not limited to, reasonable attorneys' fees and litigation costs) for, or in connection with, any accident, injury or damage whatsoever to any person or property (i) arising directly or indirectly out of Lessee's use of occupation of the Leased Premises, (ii) occurring in, on or about the Leased Premises or on the sidewalks adjoining the same, or (iii) arising directly or indirectly from any act or omission of Lessee or any of Lessee's licenses, servants, agents, employees or contractors. The foregoing indemnity shall not apply to any such claim or demand proximately caused by the negligence or misconduct of Lessor, or its employees, agents and contractors while acting within the scope of their employment.

         11.  LIABILITY INSURANCE
              -------------------

              (a) Lessee, at Lessee's sole expense, shall obtain and maintain in effect at all times starting with the Commencement Date and continuing throughout the term of the Lease, a policy or policies of comprehensive general public liability insurance, insuring Lessor, Lessor's mortgagee(s) and Lessee against any liability for injury, death or property damage occurring upon, in or about any part of the Leased Premises or any appurtenances thereto, affording protection to the limits of not less than One Million Dollars ($1,000,000.00) with respect to bodily injury or death of any one person, and not less than Three Million Dollars ($3,000,000.00) with respect to any one incident, and not less than Five Hundred Thousand Dollars ($500,000.00) with respect to property damage. The foregoing minimum limits may, at Lessor's option and upon thirty
(30) days' notice to Lessee, be increased from time to time to reflect inflation or changed conditions.

              (b) The insurance policy(ies) required to be procured by Lessee under this Lease:

                  (i) Shall be issued by a reputable insurance company licensed to do business in the State of Maryland and shall have such form and content as shall be approved by Lessor.

                  (ii) Shall be written as primary policy coverage and not contributing with, or in excess of, any coverage which Lessor may carry.

                  (iii) Shall have an endorsement thereto to the effect that no act or omission by Lessee shall affect the obligation of the insurer to pay Lessor the full amount of any loss sustained by Lessor and shall contain an express waiver of any right of subrogation by the insurance company against Lessor, its agents and employees.

                   (iv)  Shall name Lessor as an additional named insured.

              (c) On or before the Commencement Date, and at least fifteen (15) days before the expiration date of the policy, Lessee shall deliver to Lessor a certificate of insurance evidencing the existence and good standing of the liability policy referred to in Paragraph 11(a), together with evidence of payment of all premiums. The insurance required to be carried under this Lease may be carried under a blanket policy covering the Leased Premises and other locations of Lessee. The insurance policy required to be carried by Lessee shall provide that such insurance policy shall not be canceled unless Lessor and

Lessor's mortgage(s) shall have received thirty (30) days' prior written notice of cancellation. In the event that Lessee shall, prior to the thirtieth (30th) day before any insurance policy will lapse or terminate, fail to furnish evidence of the coverage and pay the premium therefor for a period not exceeding one year, and the premiums so paid by Lessor shall be payable by Lessee, on demand, as Additional Rent.

         12.  HAZARD INSURANCE
              ----------------

              (a) Starting with the Commencement Date and continuing throughout the Term of this Lease, Lessee shall pay to Lessor, or such other party as Lessor shall designate by written notice to Lessee, as Additional Rent, Lessee's Pro-Rata Share, as defined in Paragraph 12(e) hereof, of the premiums and other charges (the "Premiums") that may be incurred or contracted for or by Lessor for fire and casualty insurance coverage for the land and buildings of which the Leased Premises form a part, including protection from such perils as may be insured against under a broad form extended coverage endorsement or on all risk of physical loss policy, and further including loss of rental coverage in an amount equal to the Rent for one (1) Lease Year. The premiums for all insurance to be obtained by Lessor under this Paragraph 12(a) shall be reasonably competitive with the premiums charged for similar insurance protection by reputable insurers for comparable properties. Lessee agrees that it will not store gasoline or other explosive, flammable or toxic material in the Leased Premises or do anything which may cause Lessor's insurance company to void the policy covering the Leased Premises or to increase the premium thereon, and that Lessee will immediately conform to all rules and regulations from time to time made or established by Lessor's insurance company or insurance rating bureau. Lessor will do everything reasonably possible and consistent with the conduct of Lessee's business to obtain the lowest possible rates for insurance on the Leased Premises. If, however, the cost to Lessor of obtaining insurance on the Leased Premises (or the building which the Leased Premises are located) is increased due to the Lessee's occupancy thereof, and the Lessor's insurer provides evidence that said increase is the direct cause of Lessee's occupancy, Lessee agrees to pay, promptly upon demand, as additional rental, any such increase.

              (b) On or before the Commencement Date and before the due date of each and every bill for the Premiums, Lessor shall forward to Lessee an "Insurance Statement" which shall contain an estimated statement of the amount due from Lessee from time to time as Lessee's Pro-Rata Share of the Premiums. Lessor's failure to forward, or to timely forward, any Insurance Statement shall not excuse Lessee from its liability for Lessee's Pro-Rata Share of the Premiums.

              (c) Each and every month during the Term of this Lease, along with its monthly installment of Fixed Rent, beginning on the Commencement Date, Lessee shall pay Lessor an amount equal to one-twelfth (1/12) of Lessee's Pro-Rata Share of the Premiums as set forth in the then latest Insurance Statement, which shall be credited toward Lessee's Pro-Rata Share of the Premiums when the same are due and payable. Should Lessee's monthly installment payments on account of Lessee's Pro-Rata Share of the Premiums for the period to which the Premiums relate exceed the actual amount of Lessee's Pro Rata Share of such Premiums, the excess amount shall be credited against Lessee's installments for Premiums thereafter becoming due. If the Commencement Date is other than the first day of a period to which the Premiums relate, then the installments of the Premiums due from the Lessee shall be pro rated on the basis of a thirty (30) day month.

              (d) Notwithstanding the provisions of Paragraph 12(c) above, Lessor may, upon ten (10) days' written notice to Lessee, require Lessee to pay Lessee's Pro- Rata Share of the necessary increased Premiums due to Lessee's occupancy at such times as the Premiums are due and payable to the respective insurance company or companies or in such manner as is required of Lessor under any mortgage, whether such payments be in lump sum or other installments.

              (e) Lessee's Pro-Rata of the Premiums shall be of all the Premiums due for the land and building of which the Leased Premises form a part. As used in this Paragraph 12, "Lessee's Pro Rata Share" shall be a fraction, the numerator of which shall be the floor area within the Leased Premises and the denominator of which shall be the total floor area within the building of which the Leased Premises form a part.

              (f) Lessor hereby releases Lessee from any liability and responsibility to Lessor to anyone claiming through or under Lessor by way of subrogation or otherwise, for any and all loss or damage to the Leased Premises caused by fire or any casualty covered by insurance to the extent insurance proceeds are received therefor, even if such fire or other casualty shall have been caused by the fault or negligence of Lessee, or anyone for whom Lessee may have been responsible. Lessor's insurance policies shall include appropriate clauses (i) waiving all rights of subrogation against Lessee with respect to losses payable under such policies, and (ii) agreeing that such policies shall not be invalidated should the insured waive in writing prior to a loss any and all rights of recovery against the other party hereto for losses covered by such policies.

         13.  DAMAGE TO THE DEMISED PREMISES
              ------------------------------

              (a) In the event of partial or total damage or destruction of the Leased Premises by fire, other casualty, or any cause whatsoever (except condemnation), Lessee shall give immediate notice to Lessor. If the damage or destruction is insured against by Lessor, this Lease shall continue in full force and effect, and, to the extent that insurance proceeds respecting such damage or destruction are subject to being utilized and, in fact, may be utilized by Lessor for repair, Lessor shall cause such damage or destruction to be repaired with reasonable speed at the expense of Lessor, except as otherwise hereinafter provided in this Paragraph 13. If in the reasonable opinion of Lessor the damage or destruction is such that repair thereof cannot reasonably be completed within ninety (90) days of the date the damage or destruction occurs, Lessor shall have the right to terminate this Lease by the giving of written notice to such effect to Lessee within thirty (30) days of the date of Lessor's receipt of Lessee's notice of damage or destruction. In no event shall Lessor be required to restore or repair Lessee's personal property or other contents within the Leased Premises. Due allowance shall be made for reasonable delay which may arise by reason of Lessor's adjustment of loss under insurance policies and on account of labor troubles or any other cause beyond Lessor's control. To the extent that the Leased Premises are rendered untenantable, the Rent and Additional Rent shall proportionately abate. If the damage or destruction is not covered by insurance maintained by Lessor or if insurance proceeds respecting the damage or destruction are not subject to being utilized for repair and, in fact, may be not so utilized, Lessor shall not be required to repair the damage or destruction. In the event the damage or destruction is so extensive to the building of which the Leased Premises are a part as to render it uneconomical, in Lessor's opinion, to restore the Leased Premises, the Lease, at the option of Lessor, shall be terminated upon written notice to Lessee and Lessee shall immediately thereafter vacate the Leased Premises and surrender the same to Lessor. No such termination shall release Lessee from any liability to Lessor from any of the obligations or duties imposed on Lessee under this Lease prior to the damage. Upon any termination of this Lease pursuant to his Paragraph 13(a), Rent and Additional Rent shall be prorated and adjusted to the date of such termination.

              (b) Lessee hereby waives any and all right of recovery which it might otherwise have against Lessor, its agents and employees, for loss or damage to Lessee's contents, furniture, furnishings, fixtures and other property removable by Lessee under the provisions of this Lease to the extent that the same is to be covered by Lessee's insurance thereunder, except where such loss or damage may result from the negligence of fault of Lessor, its agents, employees or contractors.

         14.  EMINENT DOMAIN
              --------------

              (a) If during the term of this Lease, the Leased Premises, or such a substantial portion of the Leased Premises as shall prevent Lessee from conducting its normal business, shall be taken by proper authority for public or quasi-public use, then Lessee may terminate this Lease by giving Lessor written notice of termination within thirty (30) days after receipt of notice of the taking, and Lessee's obligation to pay rent, taxes, and other charges shall terminate as of the date of the termination notice. If only a part of the Leased Premises is taken and the part not taken shall be reasonably sufficient for the purpose of conducting Lessee's normal business, this Lease shall remain in full force and effect, except that the Rent and Additional Rent shall be proportionately reduced.

              (b) All compensation awarded for any taking shall belong to and be the property of Lessor. Nothing contained herein, however, shall be construed to preclude Lessee from prosecuting any claim directly against the condemning authority for loss of business or depreciation, damage or cost of removal of personal property belonging to Lessee so long as the claim does not diminish or otherwise adversely affect Lessor's award or the award otherwise payable to Lessor's mortgagee.

         15.  CONDITION OF LEASED PREMISES; MAINTENANCE AND REPAIR
              ----------------------------------------------------

              (a) Except for the repairs that Lessor is specifically obligated to make under Paragraph 15(b) hereof, and except for repairs covered by contractor warranties held by Lessor for Lessor's benefit, during the term of this Lease, Lessee, at Lessee's sole cost and expense, shall promptly make all repairs, perform all maintenance, perform all custodial services and make all replacements in and to the Lease Premises that are necessary in order to keep the Leased Premises in good order and repair and in a safe and tenantable condition. Without limiting the generality of the foregoing, Lessee, at its sole cost and expense, is specifically required to make promptly all repairs to (i) any pipes, water and waste lines, ducts, wires or conduits beneath or in the Leased Premises or within the ceiling of the Leased Premises; (ii) any glass windows included within the Leased Premises; (iii) Leasee's sign(s); (iv) any electrical, natural gas (if any), heating, ventilating and air conditioning, plumbing, and other systems, equipment, fixtures and items installed in or servicing the Leased Premises; (v) the floors, ceilings and walls of the Leased Premises; (vi) the entrance and exit and auxiliary driveways, if any, which are part of and service the Leased Premises; and (vii) any portion of the Leased Premises damaged by Lessee's use or occupancy of the Leased Premises or by any act, omission or negligence of Lessee, or any of its respective employees, agents, invitees, licensees or contractors. All repairs, and replacements made by Lessee shall utilize materials and equipment which are at least equal in quality and usefulness to those originally used in the Leased Premises. Lessee, at Lessee's expense, shall enter into one (1) or more service contracts for the maintenance of the heating, ventilating and air conditioning systems and equipment. Lessee shall keep the Leased Premises free of all insects, rodents, vermin and pests of every type and kind. Lessee shall also, promptly and at its own expense, keep any sidewalks and curbs adjacent to the Leased Premises clean and free from snow, ice, dirt and rubbish. Lessee shall not (directly or by sufferance) place any equipment, materials or debris on the roof of the Leased Premises, or cut, drive nails into or otherwise mutilate such roof.

              (b) Lessor shall within thirty (30) days (or such longer period of time as may reasonably be required by Lessor) after written notice from Lessee with respect thereto, make necessary structural repairs to the exterior walls and shall keep in good order, condition and repair the exterior foundations, downspouts, gutters and roof of the Leased Premises and the portion of the plumbing and sewage system located outside the building in which the
Leased Premises are located (it being understood and agreed that Landlord's obligations exclude the exterior and interior of all windows, doors, plate glass and signs, and repairs required by any casualty except as otherwise covered by Paragraph 13 herein). Lessee shall, upon demand, reimburse Lessor for reasonable costs of making any such repairs or replacements caused by Lessee's use or occupancy of the Leased Premises or by any act, omission or negligence of Lessee, any subtenant or concessionaire of Lessee, or their respective employees, agents, invitees, licensees or contractors (excluding repairs or replacements caused by Lessee's normal use).

              (c) Lessee hereby covenants to contain all garbage, rubbish, waste, trash and debris generated in conjunction with its use of the Leased Premises in containers provided by Lessor (which shall be emptied no more than three times per week, but at least once a week) so as not to constitute a safety or fire hazard.

         16.  ALTERATIONS
              -----------

         Lessee shall not make any non-structural interior alterations, additions or improvements in or to the Leased Premises without the prior written consent of Lessor in each instance, which consent shall not be unreasonably withheld or delayed. Lessee shall not take any structural or exterior alterations, additions or improvements to the Leased Premises without the prior written consent of Lessor. Should Lessor fail to respond within fifteen (15) working days after Lessor's receipt of any written request from Lessee for Lessor's consent to any proposed alterations, additions or improvements, Lessor's consent shall be deemed to have been granted. All permitted alterations, additions and improvements made by Lessee shall be performed (i) in a good and workmanlike manner, (ii) in accordance with all applicable legal and insurance requirements, (iii) only after receipt by Lessee and presentation to Lessor of all necessary permits and licenses, and (iv) at Lessee's sole expense. Except for Lessee's removable trade fixtures, and all improvement made by Tenant in the processing and storage areas, all improvements, repairs, alterations and additions and all other non-trade fixtures, whether installed before or after the execution of this Lease, shall remain upon the Leased Premises at the expiration or sooner termination of this Lease and become the property of Lessor without payment therefor by Lessor, unless prior to the termination of this Lease, Lessor shall have given written notice to Lessee to remove the same, in which event Lessee, at its expense, will remove such alterations, improvements, additions and/or fixtures and repair and restore any and all damage to the Leased Premises caused by the installation and/or removal thereof.

         17.  SIGNS
              -----

              Lessee may not install any sign without Lessor's prior written consent. All signs shall be in strict compliance with the sign criteria set forth in Exhibit "C" attached hereto and made part hereof. Lessee shall install all exterior signs for the Leased Premises at the cost and expense of Lessee. No sign, advertisement or notice shall be inscribed, painted, affixed or otherwise displayed on any part of the outside or the inside of the Leased Premises or the building of which the Leased Premises are a part, unless Lessor shall have approved the sign, advertisement, or notice in writing prior to installation of the same. If any sign, advertisement, or notice is exhibited by Lessee without having first obtained Lessor's approval thereof, Lessor shall have the right to remove the same and Lessee shall be liable for any and all expenses incurred by Lessor in said removal. No signs made of paper and visible from outside of the Leased Premises shall be allowed in the Leased Premises. No mobile sign, such as may be affixed to the side of a truck or a trailer or a mobile platform shall be permitted in the parking area.

         18.  LAWS AND INSURANCE STANDARDS
              ----------------------------

              Lessee shall, at Lessee's sole expense, promptly comply in every respect with all applicable laws, ordinances, rules and regulations of all federal, state, county, and municipal governments now in force or that may be enacted in the future, all applicable and enforcement directions, rules and regulations of the fire marshall, health officer, building inspector or other proper officers of any governmental agency having jurisdiction, and the applicable standards established from time to time by the National Board of Fire Underwriters, the National Fire Protective Association, or any similar bodies. Lessee expressly covenants and agrees to indemnify and save Lessor harmless from any penalties, damages or charges imposed for any violation of the foregoing. Notwithstanding the foregoing, Lessee shall not be required to make any changes or modifications to the Leased Premises, unless (a) the same are required due to Lessee's specific use and/or occupancy of the Leased Premises, (b) the same are required due to structural specifications (beyond building standard) required by Lessee, or (c) the same relate to repairs, maintenance or other responsibilities of Lessee under this Lease, e.g., Paragraph 15(a) hereof.

         19.  MECHANIC'S LIENS
              ----------------

              Lessee shall do all things necessary to prevent the filing of any mechanics' or other liens against the Leased Premises, or the land the building of which the Leased Premises are part, by reason of work, labor, services or materials supplied or claimed to have been supplied to Lessee or anyone holding the Leased Premises, through or under Lessee. If any lien shall at any time be filed, Lessee shall either cause the lien to be discharged of record within ten
(10) days after knowledge of its filing or, if Lessee in its discretion and good faith determines that the lien should be contested, shall furnish such security as may be necessary to prevent the filing of any foreclosure proceedings during the pendency of the contest. If Lessee shall fail to discharge any lien within such period or fail to furnish such security, then, in addition to any other right or remedy, Lessor may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of lien by deposit in court or by giving security or in such other manner as is or may be prescribed by law. Lessee shall repay to Lessor on demand all sums disbursed or deposited by Lessor pursuant to the foregoing provisions, including the expenses and reasonable attorneys' fees incurred by Lessor. Nothing contained in this Lease shall imply that Lessee has any authority or consent from Lessor to subject Lessor's estate to any mechanics', materialman's or other lien.

         20.  ASSIGNMENT AND SUBLETTING
              -------------------------

              (a) Lessee shall not assign, mortgage or encumber any interest in this Lease or sublet all or any part of the Leased Premises without the prior written consent of Lessor. Lessor shall not unreasonably withhold or delay its consent to an assignment or subletting of this Lease.

              (b) No permitted assignment or subletting shall release, discharge or affect the liabilities of Lessee as provided for in this Lease, and Lessee shall at all times remain primarily liable under this Lease. An assignment by operation of law shall be deemed a prohibited assignment under this Paragraph.

         21.  INSOLVENCY
              ----------

              Lessor may, at its option, declare this Lessee terminated and reenter and resume possession of the Leased Premises, if Lessee shall be adjudicated a bankrupt or insolvent, or if a receiver or trustee shall be appointed for Lessee's business or property, or if Lessee shall file a petition in bankruptcy or insolvency, or if a petition or other proceeding shall be filed by or against Lessee seeking corporate or other reorganization, liquidation or other similar relief or if Lessee shall make an assignment or an arrangement for the benefit of creditors, or if an involuntary petition shall be filed against Lessee in bankruptcy or insolvency and such petition shall not be dismissed within sixty (60) days.

         22.  REMEDIES CUMULATIVE
              -------------------

              The various rights, elections and remedies of Lessor contained in this Lease shall be cumulative, and no one of them shall be construed as exclusive of any of the others, or of any right, priority or remedy allowed or provided for by law.

         23.  WAIVER OR DEFAULT
              -----------------

              The waiver by either party of any default in the performance by the other of any covenant shall not be construed to be a waiver of any preceding or subsequent default of the same or any other covenant contained herein. The subsequent acceptance of Rent or other sums by Lessor shall not be deemed a waiver of any preceding default other than the failure of Lessee to pay the particular rental or other sum so accepted.

         24.  HOLDING OVER
              ------------

              If Lessee shall hold possession of the Leased Premises after the end of the term or other termination of this Lease, Leases shall be deemed to be occupying the Leased Premises as a tenant from month to month, subject to all of the conditions, provisions and obligations of this Lease; provided, however, Lessee shall be liable for any and all damages and expense that Lessor may sustain by virtue of Lessee's holding over, including, but not limited to, any amount for which Lessor may be liable under, or as a result of, any other lease entered into by Lessor for a term beginning at or after the expiration of the term of this Lease. Nothing contained in this Lease shall be construed as a consent by Lessor to the occupancy or possession of the Leased Premises by Lessee after the expiration of the term of this Lease. Rather, at the end of the term of the Lease, Lessor shall be entitled to the benefit of all laws or ordinances relating to the recovery of the possession of lands and tenements held over by tenants that now may be in force or hereafter may be enacted, and Lessor may proceed under such laws or ordinances, without notice to Lessee, all statutory notice requirements being expressly waived by Lessee.

         25.  SURRENDER
              ---------

              Upon the expiration of the term of this Lease, Lessee immediately shall surrender the Leased Premises broom-clean and in good order and condition, ordinary wear and tear excepted. All of Lessee's personal property at or about the Leased Premises (but not permanently affixed parts of the Leased Premises) shall be removed by Lessee at or before the expiration of this Lease or shall be deemed abandoned by Lessee. Any damage to the Leased Premises caused by such removal shall be repaired by Lessee at its own expense.

         26.  DEFAULT
              -------

              (a) If Lessee fails to pay any Rent or Additional Rent when due and such failure continues for a period of five (5) days after Lessor shall have made written demand on Lessee for payment, or if Lessee otherwise is at any time in default under this Lease and continues in such default for a period of thirty
(30) days after Lessor shall have demanded in writing to Lessee that such default be cured, or if such latter default is not capable of being cured within a fifteen (15) day period, such additional time (not to exceed forty-five (45)
days) as is reasonably necessary to cure such default, provided Lessee promptly commences and diligently pursues to cure such default, then Lessor may, at Lessor's option, terminate this Lease (without releasing Lessee of liability) and by summary proceedings or other manner prescribed by law, reenter and take possession of the Leased Premises. If Lessor should so terminate this Lease, Lessee shall pay to Lessor as damages, upon demand, all expenses (including, without limitation, attorneys' fees) of any proceedings necessary in order for Lessor to recover possession of the Leased Premises and the expenses of reletting the Leased Premises (including, without limitation, reasonable attorneys' fees, brokerage commissions, and the costs of putting the Leaded Premises in good order and preparing it for reletting, plus either:

                   (i) Liquidated damages in an amount equal to the excess, if any, of the Rent and Additional Rent that would have been payable over the unexpired portion of the term of this Lease over the rental value of the Leased Premises for such unexpired portion of the term of this Lease, as discounted at the then publicly declared prime rate of the Federal Bank in Baltimore, Maryland; or

                   (ii) Damages in an amount to the excess, if any, of the monthly Rent and Additional Rent over the monthly rentals, if any, if fact collected by Lessor as the result of a reletting of the Leased Premises at such rent and upon such terms as Lessor, in its sole discretion, elects to accept. Separate actions may be maintained each month by Lessor to recover the damages then due as provided for in this subparagraph (ii) and any such action shall not prejudice the rights of Lessor to collect damages for any subsequent month in a similar proceeding.

              (b) No re-entry or reletting of the Leased Premises, whether or not the term of such reletting extends beyond the term of this Lease, shall be construed as an election by Lessor to: (i) accept a surrender of the Leased Premises, or (ii) release Lessee of any of its obligations under this Lease.

              (c) Should Lessor, pursuant to its rights under Paragraph 26(a) hereof, elect to terminate this Lease and reenter and take possession of the Leased Premises, Lessor shall use commercially reasonable efforts, under then prevailing circumstances, to relet the Leased Premises.

         27.  ACCESS TO LEASED PREMISES
              -------------------------

              (a) Lessor and its designees shall have the right (subject to being accompanied by Lessee's representative at all times for security reasons) to enter upon the Leased Premises at all reasonable hours, after 24 hours notice, (and in emergencies, at all times): (i) to inspect the same; (ii) to make repairs, additions, or alterations to the Leased Premises or the building in which the same are located or any property owned or controlled by Landlord;
(iii) to exhibit the Leased Premises to any prospective buyer, lessee or mortgagee or their respective agents or representatives; and (iv) for any lawful purpose.

              (b) For a period commencing three (3) months prior to the end of the term, Lessor may have reasonable access to the Premises for the purpose of exhibiting the same to prospective tenants and to post any "For Rent" or "For Lease" signs upon the Leased Premises.

         28.  SUBORDINATION AND ATTORNMENT
              ----------------------------

              (a) This Lease is subject and subordinate to the lien of all present and future mortgages and/or deeds of trust encumbering the Leased Premises, all present and future advances under such mortgages and/or deeds of trust, and all renewals, extensions, modifications, recastings or refinancings of such mortgages and/or deeds of trust. Lessee agrees that, in the event any proceedings are brought under or for the foreclosure of any such mortgage and/or deed of trust, Lessee shall, if requested to do so by the beneficiary under or holder of such mortgage and/or deed of trust or by any successor in interest to such beneficiary or holder, automatically become the lessee of such beneficiary, holder or successor in interest and shall automatically attorn to such beneficiary, holder and/or successor in interest and recognize such beneficiary, holder and/or successor in interest as the Lessor under this Lease. In confirmation of such attornment, however, Lessee shall, at the request of Lessor or any beneficiary, holder or successor in interest, promptly execute any requisite or appropriate certificate or other document for the benefit of such beneficiary, holder and/or successor in interest.

              (b) In the event that, after the date of this Lease, a bona fide loan shall be made by an insurance company, savings bank, commercial bank, trust company, or other lender and secured by a mortgage or deed of trust constituting a lien against any portion of the Leased Premises and said lender shall complete, execute and acknowledge a subordination, attornment, and non-disturbance agreement, then and in that event, Lessee shall subordinate this Lease to said mortgage or deed of trust by executing and acknowledging the said subordination, attornment and non-disturbance agreement.

              (c) Upon any assignment or termination of Lessor's interest in the Leased Premises, Lessee shall, upon request, attorn in writing to the new owner of the Leased Premises and shall pay to the new owner all rents and other monies required to be paid and perform all of the other obligations of Lessee under this Lease. Following any sale by Lessor of the property of which the Leased Premises are a part, all obligations to the assigning Lessor to Lessee shall cease and terminate and Lessee shall look solely to the successor for the performance of Lessor's duties hereunder.

              (d) Notwithstanding the foregoing, this Lease shall not be terminated so long as Lessee is not in default of any provisions in this Lease.

              (e) Lessor shall, within fifteen (15) days after the date hereof (or prior to the effective date of any encumbrance mentioned in this Section 28 created after the date hereof) obtain from the holder of any such encumbrance, an agreement whereby if such holder or any successor in interest shall come into possession of the Leased Premises, or any part thereof, by dispossession, foreclosure or otherwise, or shall become the owner of such property, or take over the rights of Lessor to such property, said holder shall not disturb the possession, use or enjoyment of the Leased Premises by Lessee, its successors or assigns, nor disaffirm this Lease or Lessee's rights or estate granted hereunder, so long as Lessee performs all of its obligations in accordance with the terms of this Lease.

         29.  RIGHT TO CURE DEFAULTS
              ----------------------

              (a) If Lessee shall fail to comply fully with any of its obligations under this Lease, then, in addition to Lessor's other rights, but not the duty, to cure such breach at Lessee's expense. Lessee agrees to reimburse Lessor, within fifteen (15) days after Lessor submits a statement of the amount due, as Additional Rent, for all expenses incurred by Lessor as a result of any efforts made by Lessor to cure any such breach.

              (b) If Lessor shall fail to comply fully with any of its obligations under this Lease, then, in addition to Lessee's other rights and remedies under this Lease at law and in equity, Lessee shall have the right, but not the duty, to cure such breach at Lessor's expense; provided that prior to the exercise of such right to cure, Lessee shall give Lessor written notice specifying the nature of the breach and Lessor shall be entitled to ten (10) days after receipt of such notice within which to cure said breach or such additional time as may be necessary if such breach is not susceptible to cure within said ten (10) days, in which case Lessor shall commence to cure within said ten (10) day period. Lessor agrees to reimburse Lessee, within fifteen (15) days after Lessee submits a statement of the amount due, for all expenses incurred by Lessee as a result of any efforts by Lessee to cure any such breach. If Lessor fails to reimburse Lessee as aforesaid, Lessee may offset the amount due against the payments of Rent becoming due hereunder unless Lessor gives written notice of dispute within said fifteen (15) day period either to the existence of any default or the reasonableness of the amount expended to cure. In the event such notice of dispute is given, the provisions of subparagraph (c) shall govern. The right to setoff against Rent shall be subordinate to and there shall be no setoff against the holder of any mortgages or deed of trust or any purchaser at foreclosure or deed in lieu thereof on all or any portion of the Leased Premises. The amount of all setoffs shall be limited to the cumulative sum of One Hundred Thousand Dollars ($100,000.00).

              (c) If Lessor has given notice of dispute as provided in subparagraph (b), Lessee may have the issues of whether the Lessor is in default of its obligations or the reasonableness of the amount of expenditures determined by arbitration. Pending the results of such arbitration, there shall be no setoff. In the event the arbitrators determine that Lessor was in default, Lessor shall pay all costs of arbitration and Lessee shall have the right to offset all of its costs and expenses of remedying such default (including unreimbursed costs of the arbitration proceeding) against the payments of Rent becoming due hereunder, subject to the limitations set forth in subparagraph (b) above. If the arbitrators determine that Lessor was not in default, then Lessee will pay all of the arbitration.

              (d) If Lessor is determined to be in default in its obligations under Paragraph 15(c) of this Lease and Lessee shall remedy such default in accordance with the preceding paragraph, Lessee shall be entitled to offset one hundred fifteen percent (115%) of the costs and expenses of remedying such default, with the additional fifteen percent (15%) being to reimburse Lessee for its overhead.

         30.  BROKERAGE
              ---------

              Lessor hereby acknowledges that Montgomery Realty, Inc. ("Broker") has served as Lessor's agent in connection with this Lease and agrees to pay said Broker a commission as per a separate agreement between Lessor and Broker. Lessor warrants to Lessee and Lessee warrants to Lessor that it has not dealt with any other broker or real estate agent or finder in connection with this Lease and that, except for the aforesaid commission payable to Broker, no right or claim for commission or other compensation has been created by its actions with respect to this Lease. Lessor and Lessee shall indemnify and hold each other harmless against all loss, liability or expense, including reasonable attorney's fees and litigation costs, incurred by the other to the extent one or the other is shown to be in breach of the foregoing warranties.

         31.  EFFECT OF CONVEYANCE
              --------------------

              If during the term of this Lease Lessor sells its interest in the Leased Premises or this Lease, then from and after the effective date of such sale, Lessor shall be released and discharged from any and all further obligations and responsibilities under this Lease except those already accrued. Any such sale shall be subject to this Lease and Lessor shall require any purchaser to acknowledge the existence of Lessee's tenancy.

         32.  INTERPRETATION
              --------------

              The captions by which the paragraphs of this Lease are identified are for convenience only and shall have no effect upon the interpretation of this Lease. Whenever the context so requires, the singular number shall include the plural, and plural shall refer to the singular and the neuter gender shall include the masculine and feminine genders. If any provision of this Lease shall be held to be unenforceable by a court, the remaining provisions shall remain in effect and shall in no way be impaired.

         33.  ENTIRE INSTRUMENT
              -----------------

              All of the agreements previously and contemporaneously made by the parties are contained in this Lease, and this Lease cannot be modified in any respect except by a writing executed by Lessor and Lessee.

         34.  ESTOPPEL CERTIFICATES
              ---------------------

              Recognizing that both parties may find it necessary to establish to third parties, such as accountants, banks, mortgagees or the like, the then current status of performance hereunder, either party, on the written request of one to the other made from time to time, will promptly furnish a written certificate on the status of any matter pertaining to this Lease in such form and substances as may from time to time be reasonably required.

         35.  NOTICES
              -------

              Any notices and other communications required or permitted to be given by either party to the other shall be in writing and shall be deemed to have been served when hand delivered or, if the United States Mail is used, on the second business day after the notice is deposited in the United States Mail, postage prepaid, registered or certified mail, or by overnight delivery service, and addressed to the parties as follows:

         To Lessee:               Jacques R. Rubin
                                  President
                                  Bio Science Contract Product Corp.
                                  9000 Virginia Manor Road
                                  Suite 290
                                  Beltsville, Maryland  20705

         To Lessor:               Muirkirk Manor Associates Limited Partnership
                                  c/o The Anastasi Stephens Group, Inc.
                                  9000 Virginia Manor Road, Suite 201
                                  Beltsville, Maryland   20705

Either party, by written notice to the other, may change its address to which notices are to be sent.

         36.  WAIVER
              ------

              Any waiver of either Lessor or Lessee of any default, breach or failure by the other to comply with any term, condition, or provision of this Lease shall not constitute a waiver of any other default, breach or failure by such defaulting party. No covenant, term or condition of this Lease shall be deemed to have been waived by either party unless such waiver be in writing and signed by the party to be charged therewith.

         37.  QUIET ENJOYMENT
              ---------------

              So long as Lessee is not in default beyond applicable grace periods, Lessee shall have peaceful and quiet use and possession of the Leased Premises without hindrance on the part of Lessor or any person claiming by, through or under Lessor.

         38.  RECORDING THIS LEASE
              --------------------

              Lessee may not record either this Lease nor a memorandum thereof among or in any public records without Lessor's prior written consent.

         39.  GOVERNING LAW
              -------------

              All questions with respect to construction of this Lease and the rights and liabilities of the parties shall be determined in accordance with the laws of the State of Maryland.

         40.  BENEFIT
              -------

              Subject to the restrictions on assignment and subletting set forth in Paragraph 20, the covenants, terms and conditions of this Lease shall inure to the benefit of and be binding upon Lessor and Lessee and their respective successors and assigns.

         41.  REASONABLE CONSENT
              ------------------

              Wherever in this Lease Lessor or Lessee is required to obtain the consent or approval of the other, it is agreed that such consent or approval shall not be unreasonably withheld or delayed.

         42.  TIME OF ESSENCE
              ---------------

              Time is of the essence in the performance of all of Lessor and Lessee's obligations under this Lease.

                  (See Lease Addendum for Paragraphs 43 and 44)

         IN WITNESS WHEREOF, the parties have executed this Lease on the day and year first above written.


WITNESS:                           LESSOR:

                                   MUIRKIRK MANOR ASSOCIATES
                                   LIMITED PARTNERSHIP,
                                   a Maryland limited partnership

                                   By:   THE ANASTASI STEPHENS GROUP, INC.
                                         its general partner


/s/ Jolina Early                         By: /s/ Joseph Anastasi         (SEAL)
------------------                           ----------------------------------


WITNESS:                           LESSEE:

                                   BIO SCIENCE CONTRACT PRODUCTION CORP.
                                   a Maryland corporation


/s/ Jolina Early                         By:  /s/ Jacques R. Rubin
-------------------                          ----------------------

                              EXHIBIT "C" (PART II)

                                 LEASE ADDENDUM
                                 --------------


                                  (PARK PLACE)


         THIS LEASE ADDENDUM made as of the 20th of March, 1992, is attached to and made part of that certain Lease of even date herewith (the "Lease") by and between MUIRKIRK MANOR ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership ("Lessor"), and Bio Science Contract Production Corp., a Maryland corporation ("Lessee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Lessor and Lessee have agreed to amend, supplement and/or modify the Lease as herein provided, Landlord and Tenant hereby agree as follows:

         1.   TERM - OPTION
              -------------

              Lessee, at its option, shall have the right to extend the Term of this Lease on the same terms and conditions, as the original term thereof, except as otherwise provided in this Addendum with respect to the amount of Base Rent due during the respective extension period, for two (2) additional consecutive terms of Five (5) years each (the "Extension Periods"), subject to the satisfaction of the following conditions:

              (i) Lessee's option to extend the Lease for each of the Extension Periods shall be exercisable only by written notice to Lessor at least ninety
(90) days prior to the commencement date of each Extension Period. If Lessee does not give Lessor written notice as aforesaid, Lessee shall be deemed to have not exercised its respective extension option.

              (ii)   At  the  time  of   exercise  of  the  option  and  at  the
commencement of each Extension Period, Lessee shall not be in default under the Lease beyond any applicable grace period.

              (iii) Upon exercising the option, the Base Rent will be the product obtained by multiplying the Base Rent for the immediately preceding Lease Year by one hundred four percent (104%).

         2.   RENT
              ----

              For months 1 through 5 of the first base year, the monthly base rent is hereby abated. Monthly base rent payments, in full, shall begin
September 1, 1992. It is agreed that Common Area Maintenance charges and Additional Rent, if any, will be collected on the first day of occupancy, pursuant to Paragraph 8.(c).

              LESSEE IMPROVEMENTS
              -------------------

              (a) Lessor has agreed to construct and complete the installation of Lessee improvements, as set forth in Exhibit "B" to the Lease, within a budget of one hundred and twenty thousand and 00/100 ($120,000.00) toward the improvements requested by the Lessee and it is agreed that the demising wall and
 .60 per s.f. for design is part of the above allowance. It is agreed that all plans, specifications, the General Contractor and its sub contractors, as well as their work schedule, will be approved by the lessor or its Architect. Payments to the General Contractor will be made in accordance with the schedule and method established by the Lessor and its lender.

              (b) In the event that the cost of constructing and installing the Lessee improvements to the Leased Premises exceeds the $120,000.00, lessee shall pay directly to the General Contractor the difference between the cost and the allowance.

         IN WITNESS WHEREOF, the parties have executed this Lease Addendum on the day and year first above written.


ATTEST:                                      LESSOR:

                                             MUIRKIRK MANOR ASSOCIATES LIMITED
                                             PARTNERSHIP,
                                             A Maryland limited partnership

                                             By:   THE ANASTASI STEPHENS GROUP,
                                                   INC.,
                                                   its general partner



/s/ Jolina Early                             By:   /s/ Joseph Anastasi
----------------                                   -------------------



                                               LESSEE:

                                               BIO SCIENCE CONTRACT PRODUCTION
                                               CORP.,
                                               a MARYLAND corporation



/s/ Jolina Early                               By:   /s/ Jacques R. Rubin
-----------------                                    ---------------------

                                   EXHIBIT "D"

                               AMENDMENT TO LEASES
                              -------------------

         THIS AMENDMENT TO LEASES ("Amendment"), dated as of 12 November, 1992, is by and between MUIRKIURK MANOR ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership ("Lessor"), and CEPHALON PROPERTY MANAGEMENT, INC., a Delaware corporation ("Lessee"), with reference to the following background:

         A. Pursuant to a certain Lease dated December 28, 1990 ("First Lease"), a certain Lease dated November 12, 1991 ("Second Lease") and a certain Lease dated March 20, 1992 ("Third Lease"; the First Lease, Second Lease and Third Lease are collectively referred to herein as the "Leases"), Lessor leased to the Bio Science Contract Production Corp., a Maryland corporation ("Bio Science"), certain premises known as Suites 260, 270, 280 and 290, 9000 Virginia Manor Road, Beltsville, Prince George's County, Maryland, as more particularly described in the Leases ("Premises").

         B. Bio Science has assigned all of its right, title and interest in and to the Leases and the Premises to Lessee pursuant to a certain Assignment and Assumption of Leases dated November, 1992.

         C. Lessor and Lessee desire to modify certain terms and provisions of the Leases as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound and to bind their respective successors and assigns, Lessor and Lessee agree as follows:

         1. USE. (A) Without limiting anything contained therein, Section 5 of the Leases is hereby amended to expressly permit Lessee to use the Premises for the research, development, testing and production of biological compounds and other pharmaceutical substances for commercial and no-commercial purposes.

                    (B) Lessee shall defend, indemnify and save harmless Lessor from and against any and all liabilities, costs and expenses (including reasonable attorneys' fees) imposed upon or incurred by Lessor solely by reason of any act or omission of Lessee in the use and storage of any Hazardous Substance on or in the Premises or in the disposal of any such Hazardous Substance. As used herein, "Hazardous Substance" shall mean any hazardous substance, toxic material or other substance regulated under federal, state or local law.

         2. ASSIGNMENT.  Notwithstanding  anything to the contrary  contained in
Section 20 or elsewhere in the Leases, and subject to Lessor's mortgagee's consent, Lessee shall, provided it is not then in default under the Leases beyond any applicable grace period, have the right and privilege to assign one or more of the Leases, without Landlord's consent, to an Affiliate of Lessee. As used herein, "Affiliate" shall mean any person or entity controlling, controlled by or under common control with Lessee. Lessee shall give Lessor written notice of any assignment made under this Section 2.

         3.  ACCESS.  Notwithstanding  anything  to the  contrary  contained  in
Section 27 or elsewhere in the Leases, Lessee shall have the right to prohibit Lessor's access to those portions of the Leased Premises that contain confidential or proprietary information or involve a risk of contamination to the compounds being produced therein.

         4. NOTICES. Section 35 of the Leases is hereby amended to require that all notices required or permitted to be given by Lessor under the Leases shall be delivered to Lessee at the following address: 145 Brandywine Parkway, West Chester, PA 19380, Attention: President.

         5. OPTION TO EXTEND FIRST LEASE. Lessee, at its option, shall have the right to extend the term of the First Lease on the same terms and conditions as the original term thereof, except as otherwise provided in Section 5(iii) hereof with respect to the amount of Base Rent due during the respective extension period, for two (2) additional consecutive terms of five (5) years (each an "Extension Period), subject to the satisfaction of the following conditions:

              (i) Lessee's option to extend the First Lease for the Extension Periods shall be exercisable only by written notice to Lessor at least ninety
(90) days prior to the commencement date of the Extension Period. If Lessee does not give Lessor written notice as aforesaid, Lessee shall be deemed to have not exercised its respective extension option.

              (ii) At the time of exercise of the option and at the commencement of the Extension Period, Lessee shall not be in default under the Leases beyond any applicable grace period.

              (iii) Upon exercising the option, the Base Rent for the First Lease will be the product obtained by multiplying the Base Rent for the immediately preceding Lease Year by one hundred four percent (104%).

         6. LEASE IMPROVEMENTS. Subsections (a) and (b) of Section 3 (Lessee Improvements) of the Lease Addendum to the Third Lease are hereby deleted and the following shall be inserted in place thereof:

                   (a)  Lessor  has  agreed  to   construct   and  complete  the
              installation of Lessee improvements, as set forth in Exhibit "B" to the Lease, within a budget of one hundred twenty thousand and 00/100 dollars ($120,000.00) towards the improvements requested by the Lessee and it is agreed that the demising wall and .60 per s.f. for design is part of the above allowance. It is agreed that all plans, specifications, the General Contractor and its subcontractors, as well as their work schedule, will be approved by Lessee or its Architect. Payment of the General Contractor will be made in accordance with the schedule and method established by the Lessor and its lender.

                   (b) In the event that the cost of constructing and installing the Lessee improvements to the Leased Premises exceed the $120,000, Lessee shall pay directly to the General Contractor the difference between the cost and the allowance.

         7. DURATION. The amendments to the Leases resulting from Section 1 through 5 of this Amendment shall remain in effect for so long as Lessee remains the assignee of Bio Science's interest in the Leases.

         8. NO FURTHER AMENDMENT. Except as amended by this amendment, all terms, provisions and agreements contained in the Leases are hereby ratified and confirmed and remain in full force and effect.











                        [this space intentionally blank]

         IN WITNESS WHEREOF, Lessor and Lessee have each duly executed this Amendment as of the date first above written.


                                        MUIRKIRK MANOR ASSOCIATES
                                        LIMITED PARTNERSHIP,
                                        a Maryland limited partnership



                               By:      THE ANASTASI STEPHENS GROUP, INC.
                                        a Maryland close corporation its General
                                        Partner
                                        its General Partner


                                        By: /s/ Joseph Anastasi
                                            --------------------
                                        Name:   Joseph Anastasi
                                        Title:


                                        By: /s/ R. Glenn Stephens
                                            ---------------------
                                        Name:   R. Glenn Stephens
                                        Title:


                               CEPHALON PROPERTY MANAGMENT, INC.
                               a Delaware corporation


                                        By: /s/ Bruce A. Peacock
                                            ---------------------
                                        Name:
                                        Title:

                              EXHIBIT "D" (PART II)

                       ASSIGNMENT AND ASSUMPTION OF LEASES


         THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") is entered into as of the 14th day of December , 1992, by BIO SCIENCE CONTRACT PRODUCTION CORP., a Maryland Corporation ("Assignor"), and C EPHALON PROPERTY MANAGEMENT, INC., a Delaware corporation ("Assignee"). For valuable consideration, the parties hereto, each intending to be legally bound and to bind their respective successors and assigns, hereby convenant and agree as follows:

         1. ASSIGNMENT. Assignor hereby assigns, transfers and sets over unto Assignee, and Assignee hereby accepts, all of Assignor's right, title and interest in and to (i) that certain Lease dated December 28, 1990, (ii) that certain Lease dated November 12, 1991 and Addendum thereto and (iii) that certain Lease dated March 20, 1992 and Addendum thereto, copies of which are attached hereto as, respectively, Exhibits "A" - "C" and made a part hereof (collectively, "Leases"), each between Muirkirk Manor Associates Limited Partnership, a Maryland limited partnership, as landlord, and Assignor, as tenant, which Leases pertain to Suites 260, 270, 280 and 290, 90000 Virginia Manor Road, Park Place, Beltsville, Prince George's County, Maryland ("Premises"). This Assignment includes all security deposits paid by Assignor under the Leases and all allowances and amounts available for lessee improvements to the Premises.


         2. REPRESENTATIONS AND WARRANTIES. Assignor represents and warrants to Assignee that: (a) Assignor is the tenant under the Leases and the sole occupant of the Premises, (b) the Leases are the only leases or agreements whereby any person has been granted the right to use or occupy the Premises or any part thereof, (c) Assignor has not previously assigned the Leases or sublet the Premises and has received no notice of a prior assignment, hypothecation or pledge of the Leases or the rent payable thereunder, (d) there exists no default by Assignor or the landlord under the Leases, or, to the best of Assignor's knowledge, no event, fact or circumstance which, with the giving of notice or the passage of time, or both, would constitute a default, (e) the security deposits due under the Leases have been paid in full, the amount of the security deposits has not been reduced and Assignor's interest in the security deposits has not been previously pledged, transferred or assigned, (f) the copies of the Leases which are attached hereto are true, correct and complete and constitute the entire agreement between Assignor and the landlord under the Leases, (g) there are no actions or proceedings, whether voluntary or involuntary, pending with respect to Assignor under any bankruptcy, insolvency, debt adjustment or similar law of the United States or any state thereof, (h) the landlord under the Leases has fulfilled all of its representation, warranties and agreements under the Leases, and (i) the construction and installation of all "lessee improvements" to the Premises have been completed in all respects in accordance with the Leases, except for any items specified on Schedule I hereto, there are no payments due the landlord under the Leases or any other party from Assignor or due Assignor from the landlord under the Leases in connection with any such work, except as specified on Schedule II hereto, and the amount of $211,413.49 remains available for use in completing such work.

         3. PERFORMANCE. Assignor shall be responsible for the observance and performance of all agreements and obligations of the "Lessee" under the Leases arising prior to the Effective Date (defined below). Assignee, and not Assignor, shall be responsible for the observance and performance of all agreements and obligations of the "Lessee" under the Leases arising on or after the Effective Date.

         4. EFFECTIVE DATE. Notwithstanding anything to the contrary contained herein, this Assignment shall not become effective until such date ("Effective Date"), if ever, that Assignor and Assignee (i) enter into an Asset Purchase Agreement providing for Assignee's acquisition of certain assets of Assignor located on the Premises and (ii) consummate the transactions contemplated thereunder.

         5. CONTINUING OBLIGATIONS. Assignor acknowledges, pursuant to Section 20 of the Leases, that the assignment effected hereby shall not release, discharge or affect the liabilities of Assignor under the Leases and that Assignor shall at all times remain primarily liable under the Leases.

         6. TERMINATION. Assignee shall have the absolute and unconditional right and privilege to terminate this Assignment as to any Lease at any time, upon five (5) days' prior written notice to Assignor. As of the date specified in any such notice ("Termination Date"), Assignor shall be fully and solely liable for all agreements and obligations of the "Lessee" under such Lease and Assignee shall have no further obligations under such Lease, except for any liability or obligation accrued between the Effective Date and the Termination Date.

         7. INDEMNITY. Assignor shall defend, protect, indemnify and save harmless Assignee from and against any and all liabilities, suits, actions, losses, damages, costs and expenses, including, without limitation, counsel fees and court costs, suffered or incurred by Assignee resulting from or relating to any failure by Assignor to observe or perform any of its agreements or obligations under the Leases prior to the Effective Date or after the Termination Date.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first above written.

(Corporate Seal)                                     BIO SCIENCE CONTRACT
Attest:                                                PRODUCTION CORP.

/s/ Cindi R. Caplan                                  By: /s/ Jacques R. Rubin
-------------------                                      ---------------------
Name:                                                     Name:
Title:                                                    Title:

(Corporate Seal)                                     CEPHALON PROPERTY
Attest:                                                 MANAGEMENT, INC.

/s/ Bruce A. Peacock                                 By: /s/ Frank Baldino
--------------------                                     -----------------
Name:                                                    Name:
Title:                                                   Title:

                                   SCHEDULE I

                         UNCOMPLETED LESSEE IMPROVEMENTS
                         -------------------------------

                                      NONE.

                                   SCHEDULE II

                       AMOUNT DUE FOR LESSEE IMPROVEMENTS
                       ----------------------------------

                                      NONE.

                                   EXHIBIT "E"

                                LETTER AGREEMENT
                                ----------------



                                                        December 29, 1992


Muirkirk Manor Associates
  Limited Partnership
9000 Virginia Manor Road, Suite 210
Beltsville, MD 20705

Bio Science Contract Production Corp.
10000 Virginia Manor Road, Suite 340
Beltsville, MD 20705

                  Re:      9000 Virginia Manor Road, Beltsville
                           Maryland (Suites 260, 270, 280 and 290)
                           (the "Premises")
                           ----------------------------------------

Gentlemen:

         As you know, Bio Science desires to assign to Cephalon Property Management, Inc. ("CPMI") three leases for the Premises between Bio Science, as Tenant, and Muirkirk Manor Associates Limited Partnership, as Landlord, pursuant to an Assignment and Assumption of Leases dated December 14, 1992 (the "Assignment Agreement"). The Landlord is required to obtain the consent of the party holding the mortgage on the Premises, Potomac Equity Portfolio Limited Partnership, an Illinois limited partnership ("Lender"), to the Assignment Agreement, as well as to the Amendment to Leases between the Landlord and CPMI dated November 12, 1992, which is to become effective as of December 14, 1992 (the "Amendment").

         As a condition to giving its consent, the Lender has requested that certain changes be made to the Assignment Agreement and the Amendment, and Bio Science, Muirkirk and CPMI wish to amend the documents to make such changes, as follows:

         1. The first sentence of Section 6 of the Assignment Agreement is hereby amended and restated in its entirety as follows:

         "Assignee shall have the right and privilege to terminate this Assignment at any time, upon 180 days prior written notice to Assignor and to Assignor's lender, Potomac Equity Portfolio Limited Partnership (if it continues to hold the mortgage covering the Premises) (the


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



         "Lender"), PROVIDED that such termination is in conjunction with Assignee's transfer to Assignor of substantially all of the equipment of Assignor acquired by Assignee as of December 14, 1992 (or the functional equivalent thereof) in substantially the same condition as existed as of November 11, 1992 or, in CPMI's discretion, cash in lieu thereof at the value agreed to by CPMI and Assignor."

         2. A new Section 8 is hereby added to the Assignment Agreement, which states in its entirety as follows:

         "8. NOTICES. All notices to be delivered hereunder shall be sent by hand delivery, facsimile (with a confirmation copy sent by first-class mail) or reputable overnight courier, to the following addresses:

                  If to Assignor, to:

                  Bio Science Contract Production Corp.
                  10000 Virginia Manor Road, Suite 340
                  Beltsville, MD 20705

                  If to Lender, to:

                  Potomac Equity Portfolio Limited Partnership
                  c/o Amresco Institutional, Inc.
                  8300 Greensboro Drive, Suite 700
                  McLean, VA 22102
                  Attention:  David Cundiff

                  or to such other address or addressee as shall be properly furnished to the other parties in the manner specified in this paragraph 8."

                  3. Section 1(B) of the Amendment is hereby amended to insert the phrase "and its successors and assigns" after the word "Lessor" in the second line and in the fourth line.

                  4. Any  assignment  of the Leases to an Affiliate  pursuant to
Section 2 of the Amendment shall require the consent of Potomac Equity Portfolio Limited Partnership, as the holder of the mortgage covering the Premises.

                  5. Section 3 of the Amendment is hereby amended and restated in its entirety to read as follows:

                  "Notwithstanding anything to the contrary contained in Section 27 or elsewhere in the Leases, Lessee shall have the right to prohibit Lessor's access to those portions of the Leased


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



                  Premises that contain confidential or proprietary information or involve a risk of contamination to the compounds being produced therein, unless Lessor has, as appropriate, signed a mutually satisfactory form of confidentiality agreement or taken such precautions as may be reasonably prescribed by CPMI to avoid such contamination."

                  6. CPMI's obligations in this letter shall become effective upon receipt of the executed consent of the Lender to the Assignment Agreement and Amendment, in form and substance satisfactory to CPMI.

                  If the foregoing is correct, please indicate your agreement in the space provided below.

                                                 Very truly yours,


                                                  CEPHALON PROPERTY
                                                    MANAGEMENT, INC.


                                                     By:/s/ Bruce A. Peacock
                                                        ---------------------



Acknowledged and agreed to by:

MUIRKIRK MANOR ASSOCIATES
  LIMITED PARTNERSHIP
By The Anastasi Stephens Group, Inc.,
      its General Partner

By:/s/ Joseph Anastasi
   -------------------

BIO SCIENCE CONTRACT PRODUCTION CORP.


By:/s/ Jacques R. Rubin
   ---------------------
      Jacques R. Rubin
      President



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